                                                                   EXHIBIT 10.30

                                 LEASE AGREEMENT
                                     BETWEEN

                        SAGE PLAZA ONE, LTD. ("LANDLORD")

                                       AND

                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")

                                TABLE OF CONTENTS



     1        LEASED PREMISES AND NET RENTABLE AREA.............................................................  1
              1.01.    Leased Premises..........................................................................  1
              1.02.    Net Rentable Area - Single Tenant........................................................  1
              1.03.    Net Rentable Area - Multi-Tenant.........................................................  1

     2        TERM..............................................................................................  2

     3        CONSTRUCTION......................................................................................  2
              3.01.    Tender...................................................................................  2
              3.02.    Existing Tenant..........................................................................  2
              3.03.    Leasehold Improvement....................................................................  2
                       3.03.1  Approval.........................................................................  3
                       3.03.2  Scheduling.......................................................................  4
                       3.03.3  Costs............................................................................  5
                       3.03.4  Tenant Repairs...................................................................  6
                       3.03.5  Compliance.......................................................................  6
                       3.03.6  Insurance........................................................................  7
                       3.03.7  Landlord Fees....................................................................  7
                       3.03.8  "As-Built" Drawings..............................................................  7
                       3.03.9  Taxes/Insurance..................................................................  7
              3.04.    Construction Insurance/Liens.............................................................  8
              3.05.    Default..................................................................................  8

     4        BASE RENTAL........................................................................................ 9
              4.01.    Base Rental............................................................................... 9
              4.02.    Base Rental Payments..................................................................... 10
              4.03.    Additional Rent.......................................................................... 10
              4.04.    Alternate Damages; Letter of Credit...................................................... 10

     5        BASE RENTAL ADJUSTMENT............................................................................ 11
              5.01.    Statement of Tenant's Forecast Base Rental Adjustment.................................... 11
              5.02.    Tenant's Forecast Base Rental Adjustment................................................. 11
              5.03.    Base Year; Base Rental Adjustment........................................................ 11
              5.04.    Tenant's Additional Rental Adjustment.................................................... 12
              5.05.    Revisions in Estimated Basic Cost........................................................ 12
              5.06.    Tenant's Proportionate Share of Basic Cost............................................... 12
              5.07.    Audit.................................................................................... 13
              5.08.    [Intentionally Left Blank]............................................................... 13
              5.09.    Basic Cost Defined....................................................................... 14
              5.10.    Exclusions To Basic Cost................................................................. 16
              5.11.    Rent Sales Tax........................................................................... 18
              5.12.    General.................................................................................. 18

     6        OCCUPANCY AND USE................................................................................. 18
              6.01.    Use of Premises.......................................................................... 18
              6.02.    Compliance with Law...................................................................... 19
              6.03.    Signs.................................................................................... 19
              6.04.    Access by Landlord....................................................................... 19
              6.05.    Nuisance; Waste.......................................................................... 19
              6.06.    Quiet Possession......................................................................... 20
              6.07.    Surrender of Leased Premises............................................................. 20
              6.08.    Holding Over............................................................................. 20
              6.09.    Tenant's Competitors..................................................................... 20
              6.10.    Management Committee..................................................................... 20
              6.11.    Ground Floor Tenants..................................................................... 21

     7        UTILITIES AND SERVICES............................................................................ 21
              7.01.    General.................................................................................. 21
              7.02.    Public Utilities......................................................................... 21
              7.03.    Security................................................................................. 21
              7.04.    Water, Heating and Air Conditioning, Janitor Service and Electrical...................... 21
                       7.04.1.  Basic........................................................................... 22
                       7.04.2.  Additional HVAC................................................................. 22
                       7.04.3.  Cleaning........................................................................ 23
                       7.04.4.  Electrical...................................................................... 23
                       7.04.5.  Non-Standard Charges............................................................ 23
                       7.04.6.  Bulbs........................................................................... 23
                       7.04.7.  Parking......................................................................... 23
              7.05.    Service Interruption..................................................................... 23
              7.06.    Additional Services...................................................................... 25
              7.07.    Keys and Locks........................................................................... 25
              7.08.    Directory Board/Graphics................................................................. 25
                       7.08.1.  Signage/Identity................................................................ 25
              7.09.    Tenant's Compliance...................................................................... 26
              7.10.    Modifications............................................................................ 27

     8        REPAIR AND MAINTENANCE............................................................................ 27
              8.01.    Repairs and Maintenance by Landlord...................................................... 27
              8.02.    Landlord's Option to Repair.............................................................. 27
              8.03.    Repairs and Maintenance by Tenant........................................................ 27
              8.04.    Standard of Repair....................................................................... 27

     9        ADDITIONS AND FIXTURES............................................................................ 28
              9.01.    Removal.................................................................................. 28
              9.02.    Changes by Landlord...................................................................... 28
              9.03.    Telecommunications Equipment............................................................. 28
              9.04.    Americans With Disabilities Act ("ADA").................................................. 29
              9.05.    Telecommunications Providers............................................................. 29

     10       PARKING........................................................................................... 30
              10.01.   Basic Provisions......................................................................... 30

              10.02.   Parking Information...................................................................... 30
              10.03.   Garage Addition.......................................................................... 31
              10.04.   Visitor Parking.......................................................................... 32

     11       FIRE AND OTHER CASUALTY........................................................................... 32
              11.01.   Repairs.................................................................................. 32
              11.02.   Termination.............................................................................. 33
              11.03.   Rent..................................................................................... 33
              11.04.   Waiver................................................................................... 33

     12       INSURANCE......................................................................................... 34
              12.01.   Landlord's Insurance..................................................................... 34
              12.02.   Tenant's Insurance....................................................................... 34
              12.03.   Legal Use and Violation of Insurance Coverage............................................ 34

     13       ASSIGNMENT AND SUBLETTING......................................................................... 35
              13.01.   Landlord's Option........................................................................ 35
              13.02.   Conditions for Approval to Sublease/Assignment........................................... 35
              13.03.   Corporate Conditions..................................................................... 36
              13.04.   Effect of Consent........................................................................ 37
              13.05.   Fees..................................................................................... 37

     14       SUBORDINATION..................................................................................... 37
              14.01.   Subordination............................................................................ 37
              14.02.   Mortgagee................................................................................ 38
              14.03.   Financing................................................................................ 38

     15       EMINENT DOMAIN.................................................................................... 38
              15.01.   Substantial and/or Partial Taking........................................................ 38
              15.02.   Awards................................................................................... 39
              15.03.   Temporary Taking......................................................................... 39

     16       WAIVER OF LANDLORD'S LIEN......................................................................... 39

     17       DEFAULT........................................................................................... 40
              17.01.   Default by Tenant........................................................................ 40
              17.02.   Remedies................................................................................. 40
              17.03.   No Acceptance............................................................................ 41
              17.04.   Termination.............................................................................. 41
              17.05.   Non-Termination.......................................................................... 41
              17.06.   Additional Costs......................................................................... 42
              17.07.   Reletting................................................................................ 42
              17.08.   Landlord Payments........................................................................ 43
              17.09.   Default by Landlord...................................................................... 43
              17.10.   Landlord Defined......................................................................... 43
              17.11.   Independent Obligations.................................................................. 43
              17.12.   Remedies Cumulative...................................................................... 44
              17.13.   Non-Waiver............................................................................... 44

     18       LIABILITY AND INDEMNITY........................................................................... 44

     19       NOTICE............................................................................................ 46

     20       ESTOPPEL CERTIFICATE.............................................................................. 46
              20.01.   Certificate.............................................................................. 46

     21       RENEWAL OPTIONS................................................................................... 47
                       21.01.1.  Notice/Rental Rate............................................................. 47
                       21.01.2.  Arbitration.................................................................... 48
                                  21.01.2.1.  Arbitrators....................................................... 48
                                  21.01.2.2.  Third Arbitrator.................................................. 48
                                  21.01.2.3.  Expenses/Selection................................................ 48
                       21.01.3.  Rate........................................................................... 49
              21.02.   Lapse of Options......................................................................... 49
              21.03.   Fair Market Rental Rate.................................................................. 49

     22       EXPANSION OPTIONS................................................................................. 50
              22.01.   General.................................................................................. 50
              22.02.   Option 1 - Level 17...................................................................... 50
              22.03.   Option 2................................................................................. 50
              22.04.   Notice of Intent......................................................................... 50
              22.05.   Rent Commencement Date/Term.............................................................. 50
              22.06.   Base Rental.............................................................................. 50
              22.07.   Parking for Expansion Premises........................................................... 51
              22.08.   Preferential Lease Rights................................................................ 51
              22.09.   Right of First Refusal................................................................... 52

     23       NOTICE OF BUILDING SALE........................................................................... 52

     24       CANCELLATION OPTION............................................................................... 53
              24.01.   Partial Cancellation..................................................................... 53
              24.02.   Complete Cancellation.................................................................... 53
              24.03.   Certain Waivers Resulting from Cancellation.............................................. 53

     25       MISCELLANEOUS PROVISIONS.......................................................................... 54
              25.01.   Broker................................................................................... 54
              25.02.   [Intentionally Left Blank]............................................................... 54
              25.03.   Examination of Lease..................................................................... 54
              25.04.   Time..................................................................................... 54
              25.05.   Corporate Authority...................................................................... 54
              25.06.   Inability to Perform..................................................................... 54
              25.07.   Publicity................................................................................ 55
              25.08.   Consent.................................................................................. 55
              25.09.   Memorandum of Lease...................................................................... 55
              25.10.   Landlord's Liability..................................................................... 55
              25.11.   Severability............................................................................. 55

              25.12.   Governing Law............................................................................ 56
              25.13.   Number; Gender; Captions, References; Headings........................................... 56
              25.14.   Hazardous Materials - Tenant............................................................. 56
              25.15.   Environmental............................................................................ 56
              25.16.   Insolvency or Bankruptcy................................................................. 56
              25.17.   Section 41.413........................................................................... 56

     26       ENTIRE AGREEMENT.................................................................................. 57




Exhibits
A - Leased Premises
B - Building Standard
C - Rules and Regulations
D - Cleaning Specifications
E - [Intentionally Left Blank]
F - Insurance
G - Operating Expense Statement Form
H - Building Grounds
I - Reserved Parking Spaces
J - Letter of Credit Form
K - Visitor Parking Spaces
L - Red River SNDA

                                 LEASE AGREEMENT


THE STATE OF TEXAS

COUNTY  OF  HARRIS

         THIS LEASE AGREEMENT (hereinafter called "Lease"), is made and entered into effective as of the 30th day of March, 2001 ("Execution Date"), by and between SAGE PLAZA ONE LTD. (hereinafter called "Landlord"), and BINDVIEW DEVELOPMENT CORPORATION (hereinafter called "Tenant").


                                   WITNESSETH:

                                   ARTICLE 1.

                      LEASED PREMISES AND NET RENTABLE AREA


         1.01 LEASED PREMISES. Subject to all of the terms and conditions hereof, Landlord does hereby lease, demise and let to Tenant, and Tenant does hereby lease from Landlord those certain premises (hereinafter sometimes called the "Leased Premises") in the building currently known as "Sage Plaza" (hereinafter called the "Building"), located at 5151 San Felipe Road, Houston, Texas. Such Leased Premises contain approximately 188,509 square feet of Net Rentable Area, hereinafter defined, on floors 2, 18, 19, 20, 21, 22, 23, 24, and 25 of the Building and are outlined and/or hatched on the floor plan drawings attached hereto and made a part hereof as EXHIBIT A and initialed for identification by both parties.

         1.02 NET RENTABLE AREA - SINGLE TENANT. The term "Net Rentable Area" as used herein shall mean, in the case of a single tenant occupying a floor (hereinafter called "Single Tenant Floor"), the total of (i) the entire area bounded by the four exterior walls of the Building measured from the inside surface of the glass on such floor, less the area contained within Building stairs, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts, measured from the centerline of the walls separating such areas, and (ii) an allocation of the Building ground and basement lobbies and rest rooms, central plant, truck dock, areaways, mail room and other facilities shared by tenants of the Building. No deduction shall be made for columns and other structural portions of the Building. All the area on any Single Tenant Floor that is used for elevator lobbies, corridors, special stairways, rest rooms, mechanical rooms, electrical rooms, telephone closets, and all vertical penetrations that are included for the special use by Tenant shall be included within the Net Rentable Area for such floor.

         1.03 NET RENTABLE AREA - MULTI-TENANT. On each floor of the Building on which space is or will be leased to more than one tenant, the Net Rentable Area attributable to space on such floor leased by Tenant shall be the total of (i) the entire area included within the Leased Premises on such floor, being the area bounded by the exterior wall or walls of the Building measured from the inside surface of the outer glass or finished walls bounding such Leased Premises, the centerline of all walls separating such Leased Premises from elevator lobbies, public corridors, rest rooms, mechanical rooms, electrical rooms and telephone closets situated on such floor ("common areas"), and the centerline of all walls separating such Leased Premises from other areas leased or to be leased to other tenants on such floor, and (ii) a pro rata portion of the area covered by the common areas, plus an allocation of the Building ground and basement lobbies and rest rooms, central plant, truck dock, areaways, mail room and other facilities shared by tenants of the Building and columns and other structural portions of the Building.

         The Net Rentable Area for the entire Building shall be deemed to be 519,966 square feet for the purposes of this Lease. The Net Rentable Area contained within the Leased Premises as of the Execution Date is hereby stipulated to be 188,509 square feet.

                                   ARTICLE 2.

                                      TERM

         This Lease is effective as of the Execution Date. The initial term of this Lease is ninety-four (94) months and shall commence September 1, 2003 and shall terminate June 30, 2011. Payments of Base Rental shall commence in accordance with the schedule set forth in Article 4. herein; provided, that, if Tenant exercises one or more of the Expansion Options (defined below) as provided for in Article 22, the term of this Lease with respect to such premises shall commence as therein provided. Tenant shall also have the right to extend the term hereof in accordance with Article 21 of this Lease.

                                   ARTICLE 3.

                            POSSESSION; CONSTRUCTION

         3.01 TENDER. Landlord shall tender possession of the Leased Premises in its "AS IS" condition, "WITH ALL FAULTS". Tenant acknowledges that neither Landlord nor any of its purported representatives or agents has made (and Landlord hereby specifically disclaims any and all) representations and warranties of any kind or character as to the condition of the Leased Premises, either express or implied, including without limitation, warranties of fitness for any purposes or any particular use or commercial habitability.

         3.02 EXISTING TENANT. Tenant recognizes it is currently in possession of the Leased Premises under a sub-lease agreement which contains an expiration date of August 31, 2003. In this connection, Landlord shall use due diligence to tender possession of the Leased Premises in a timely manner as provided herein. However, in the event Landlord fails to tender any portion of the Leased Premises on September 1, 2003 for any reason or cause, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof nor shall Tenant be entitled to cancel or otherwise terminate this Lease.

         3.03 LEASEHOLD IMPROVEMENTS. Landlord agrees to contribute, for the purpose of the preparation for and construction of improvements within, and telecommunications equipment permitted by this Lease serving, the Leased Premises, up to the sum of $1,319,563.00 in accordance with the provisions hereof. The amount of the leasehold improvement allowance is subject to increase as provided in Section 22.06 below. Notwithstanding any other provisions contained herein to the contrary, Landlord's sole obligation with respect to payment for the design and construction of the Tenant Work (defined below) is payment of the leasehold improvement allowance as provided herein. Landlord has not agreed to pay any other fees, costs, or disbursements relating to such construction matters. The leasehold improvement allowance shall be due and payable to Tenant after the Rent Commencement Date for Tenant

Work performed after the Execution Date, such payments of the same to be made
(x) with respect to Tenant Work undertaken after the Execution Date and prior to the Rent Commencement Date, within thirty (30) days after Tenant has provided Landlord with copies of bills, invoices, and vouchers reflecting costs incurred by Tenant and lien releases from parties performing the Tenant Work (if there is one or more such party who has performed Tenant Work and Tenant is contesting the amount due to such party such that Tenant is not able to provide a lien release, Tenant may, in lieu thereof, bond around such potential lien claim by providing a bond therefor in accordance with the Texas Property Code), but in no event sooner than October 1, 2003 and (y) with respect to all other Tenant Work, in advances (but no more than one per year) as the Tenant Work is prosecuted (and upon presentation to Landlord of bills, vouchers and invoices reflecting costs incurred and lien releases from parties performing the Tenant Work; if there is one or more such party who has performed Tenant Work and Tenant is contesting the amount due to such party such that Tenant is not able to provide a lien release, Tenant may, in lieu thereof, bond around such potential lien claim by providing a bond therefor in accordance with the Texas Property Code). If, however, the reasonable estimate of the costs to design and construct the Tenant Work exceeds the leasehold improvement allowance (such excess being herein called the "Excess Costs"), then each month Tenant shall pay a ratable portion thereof (and Landlord's funding obligation shall be reduced thereby), such ratable portion being based upon the ratio of Excess Costs to the total estimated design and construction costs. The following is an example of the operation of the preceding sentence: Assume the Excess Costs to be $439,854. Tenant would pay 25% of each monthly advance requested by Tenant ($439,854 being approximately 25% of $1,759,417 [$1,319,563 plus $439,854]).

         Upon completion of construction of Tenant Work, Tenant shall provide Landlord with all of the following: (i) "as built" drawings to the work as constructed in Auto-CAD format, (ii) final certificates of occupancy for the Leased Premises, (iii) copies of lien releases from Tenant contractor and all subcontractors and suppliers, and (iv) copies of all warranties, guaranties, and operating and maintenance manuals related to Tenant Work.

                  3.03.1 APPROVAL. It is understood and agreed that during the term of this Lease and any renewals thereof, no alteration, change, improvement, repair, replacement or addition to the Leased Premises (hereinafter collectively referred to as "Tenant Work") shall be performed until Landlord approves (i) plans and specifications which reflect in detail the equipment to be included in the Tenant Work and the modifications or alterations to the Complex (defined in Section
         5.09 of this Lease), to any areas appurtenant to the Complex, and to the mechanical, electrical, plumbing, structural and other systems of the Complex which will be required to effectively install the Tenant Work, and (ii) the contractor, subcontractors and engineers who will perform the work attendant to the installation of the Tenant Work. It is expressly understood and agreed that any approvals required from or requested of Landlord under this Article 3 shall not be unreasonably withheld or delayed; provided, however, (i) Landlord's refusal to approve proposed plans and specifications which do not comply with the quality, utility and character of the improvements within the Complex as set forth in the plans and specifications of the Complex shall not be deemed unreasonable withholding of consent, and (ii) Landlord shall be entitled to disapprove a contractor, subcontractor or engineer for the same reasons a contractor or subcontractor may be terminated pursuant to Section 3.03.2 of this Lease. Except as provided below in this Section 3.03.1 regarding deemed approval by Landlord, Landlord's approval of any such plans and specifications shall not be deemed to have been given until Landlord has initialed such plans and specifications (the aforesaid approved plans and specifications, inclusive of subsequent revisions or modifications which must be approved in writing by Landlord, being hereinafter referred to as the "Plans and Specifications"). At the written request of Tenant, Landlord shall indicate on the Plans and Specifications or otherwise in writing the part(s), if any, of the Tenant Work that Tenant must remove from the Leased Premises at the expiration or sooner termination of this Lease. Any improvements existing in the Leased Premises as of the Execution Date and Tenant Work not so specified for removal by Landlord in writing following the request made by Tenant need not be removed by Tenant at the expiration or sooner termination of this Lease. In obtaining Landlord's approval, Tenant shall provide Landlord with three
         (3) complete sets of Plans and Specifications. All contractors or subcontractors shall agree to abide by the terms and conditions of this Lease. By approving the Plans and Specifications and/or inspecting the Tenant Work, Landlord shall not be liable or responsible for the adequacy, form or content of the Plans and Specifications or for any work performed pursuant thereto, and Tenant's obligations shall not be diminished or relieved in any manner by such approval. Landlord agrees to respond to any request for approval of such plans as promptly as is reasonably practicable. Notwithstanding anything herein to the contrary, Landlord's failure to respond to any submittal under this section after fifteen (15) business days from the date of actual receipt by Landlord thereof shall constitute approval by Landlord. After approval of the Plans and Specifications, Landlord will respond to requested changes to the Plans and Specifications within five (5) business days after its actual receipt thereof. Additions and modifications of a non-material nature that do not affect the structural integrity or any system of the Building shall be deemed approved if no response is given within two (2) business days (at such time, if ever, Landlord's Mortgagee has succeeded to the interests of Landlord hereunder, then for so long as Landlord's Mortgagee is the landlord hereunder, this two (2) business day period shall be a five
         (5) business day period) after Landlord's actual receipt of the request therefor. In the event that Landlord withholds any such consent, including, without limitation, its consent to the Plans and Specifications, such withholding shall not constitute an event of default by Landlord under the terms of this Lease. It is specifically understood and agreed that no Tenant Work or Plans and Specifications therefor shall be required to be approved by Landlord unless the same makes adequate provision for separate metering of utilities for non-"building standard" services, including, without limitation, electricity and water, applicable to the Tenant Work, provided however, Tenant and Landlord may mutually agree to an alternative method, by formula or otherwise, to measure such non-"building standard" usage. Prior to substantial completion of the Tenant Work, Tenant shall provide Landlord with updated copies of guarantees, maintenance and operating manuals, and other pertinent materials relative to all non-"building standard" equipment installed pursuant to the Tenant Work and all leasehold improvements shall be owned by Landlord and equipment warranties shall be in the name of Landlord.

                  3.03.2 SCHEDULING. All Tenant Work shall comply with the Plans and Specifications, and the timing of such work shall be coordinated with Landlord so as not to interfere with other tenants' use of the Building. Tenant shall make arrangements to have such portion of the work performed at such times and in such a manner that will not interfere with such other tenants' use of the Building, provided, however, Tenant shall do structural work, coring and chipping, after normal business hours and in no event may Tenant cause disruption in Building services. If at any time the entry by or presence of one or more persons furnishing labor or materials for the Tenant Work shall cause disharmony or interference with the other tenants in the Building or the operation of the Complex, any consent granted by Landlord with respect to the disruptive contractor or subcontractor may be withdrawn following twenty-four (24) hours' written notice to Tenant if such disharmony or interference is not cured within such 24 hour period; provided however, that Landlord shall have the right at all times to immediately terminate any activity of Tenant or its employees, agents, or contractors which, in Landlord's reasonable judgement, (i) causes unreasonable interference with other Building tenants' usage of the Complex, or (ii) poses a threat of damage to property or injury to persons in or around the Complex, or (iii) causes or would result in a default of this Lease or any mortgage or related agreement between Landlord and Landlord's Mortgagee (defined below). Landlord shall have the right at all times, at Landlord's sole cost and expense (but without limiting Landlord's rights to recover costs under Sections
         3.03.3 or 3.03.5 of this Lease), to inspect the Tenant Work. The Tenant Work shall be performed in a good and workmanlike manner and shall be performed so as not to alter the exterior appearance of the Building and so as not to adversely affect the structure or safety or systems or services of the Building, the Complex or those of the other tenants therein, and shall comply with all governmental codes (including, without limitation, building, health, safety and fire codes) and with all other governmental and insurance requirements; and such contractor and other persons performing the Tenant Work shall provide to Tenant waivers of the right of such parties to file mechanic's or materialmen's liens, copies of which Tenant shall provide to Landlord. Tenant Work shall not interfere with or delay any work being done by Landlord's contractors and shall comply with the specifications of the Complex and the general character, quality and utility of the Complex.

                  3.03.3 COSTS. Except for the amount of Landlord's leasehold improvement contribution as set forth elsewhere herein, Tenant shall bear and pay all costs and expenses associated with the Tenant Work and any adverse effects thereof on the Complex and the systems within and/or providing service to the Complex, including, without limitation, all costs associated with the preparation of the Plans and Specifications and Landlord's out-of-pocket expenses for the review thereof (together with a reasonable fee for time expended by the property manager's personnel in evaluating the same), the purchase of all equipment and other materials, the payment of all contractors and other parties performing or inspecting the Tenant Work, and charges for cleaning, trash removal, replacement of existing landscaping and repairs of any other damages within the Complex and/or the surrounding property required as a direct result of the Tenant Work, and Landlord shall not be liable for any such expenses. In this connection, solely with respect to Landlord's independent architects and engineers, it is specifically agreed that Tenant shall pay only those reasonable charges made by Landlord's independent architects and engineers for their review, inspection (if in Landlord's reasonable judgement the Tenant Work is not being installed according to the Plans and Specifications or the Tenant Work has not been installed according to Plans and Specifications) and consultation with respect to the mechanical, heating, ventilating, air conditioning, electrical, plumbing and structural portions of the Tenant Work and the effects thereof on the Complex and the systems within and/or providing service to the Complex. Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Mortgagee, and their respective partners, agents, directors, officers and employees from and against (i) any claims for payments by any contractors or subcontractors and from any mechanic's liens or materialmen's liens which might be filed against any portion of the Building, the Complex or surrounding property in connection with the performance of any Tenant Work (or the supply of any materials or equipment related thereto) except to the extent the same are attributable to a failure by Landlord to pay the leasehold improvement allowance to Tenant when due under this Lease, and (ii) all claims, losses, costs, damages or expenses (including, but not limited to, reasonable attorney's fees, costs of court and reasonable investigative fees to defend such claims) resulting, arising or alleged to arise from any injuries to or death of any person, damage to any property or interference with any other tenant or tenants' rights granted under such other tenants' lease(s) in the Building caused by any act, omission or neglect of Tenant and/or Tenant's directors, officers, employees, agents, contractors, subcontractors, laborers, materialmen, invitees and/or other parties in connection with the Tenant Work.

                  3.03.4 TENANT REPAIRS. Except as elsewhere provided in this Article, Tenant shall be obligated to maintain and repair the Tenant Work, and keep same in good and neat working order and condition (normal wear and tear and damage from casualty and condemnation excluded), and, in the case of mechanical and heating, ventilation, and air-conditioning ("HVAC") equipment installed pursuant to the Tenant Work, have effective at all times an annual maintenance contract for non-"building standard" equipment, all at Tenant's sole cost and expense; Landlord shall have no obligation to repair or maintain any non-"building standard" portion of the Tenant Work. In the event of any failure of the Tenant Work or any system of the Complex adversely affected by the Tenant Work, to function properly, such failure shall not constitute an eviction or disturbance of Tenant's possession of the Leased Premises nor shall same relieve Tenant of its obligations hereunder or entitle Tenant to any right of abatement, set-off or recoupment. Nothing in this paragraph shall relieve Landlord from its obligations pursuant to Article 7. of this Lease; provided, however, to the extent that Tenant has modified any "building standard" or non-"building standard" items, including, without limitation, the design and function of the HVAC system serving the Leased Premises, failure of such items so modified by Tenant to provide its respective intended function or service shall not constitute a failure or defect in the supply or character of services furnished or to be furnished by Landlord under Article 7. of the Lease, and shall not trigger the provisions of Section 7.05. of this Lease and further, Tenant shall promptly correct any such defect or failure at Tenant's sole cost and expense.

                  3.03.5 COMPLIANCE. If (i) the Tenant Work does not comply in all material respects with the Plans and Specifications, or (ii) as a result of the installation or operation of the Tenant Work, any of the systems within and/or providing service to the Complex and/or Building tenants' systems, including, without limitation, mechanical, electrical, plumbing, structural or telecommunications systems within the Complex, are adversely affected and/or any damage occurs to the Complex and/or the surrounding property, Tenant shall, after notice by Landlord, promptly modify or otherwise alter the Tenant Work and repair such damage, if any, all at Tenant's sole cost and expense, including, without limitation, the reasonable cost of any consulting engineers and architects (together with a reasonable fee for time expended by the property manager's personnel in connection therewith), to the end that the Tenant Work complies in all material respects with such Plans and Specifications and shall become compatible in all material respects with the systems within the Complex and/or Building tenants' systems. Should Tenant fail to act promptly, (but in all events in order not to interfere with other tenants in the Building) to correct such Tenant Work or damage within the Complex, and/or to the surrounding property, directly resulting from the Tenant Work, and, if in Landlord's reasonable judgement, such failure by Tenant (i) causes or would result in immediate interference with other Building tenants' usage of the Complex, or (ii) poses a threat of damage to property or injury to persons in or around the Complex, or (iii) causes or would result in a default of any mortgage or related agreement between Landlord and Landlord's Mortgagee, Landlord shall have the right, at Tenant's sole cost and expense, to take corrective action as Landlord deems reasonably necessary to remedy such Tenant Work. Likewise, if during the installation of the Tenant Work it is determined, by Tenant's and/or Landlord's independent consulting engineers or other similar independent professionals rendering services in connection with the Building, that modifications of the Plans and Specifications are reasonably necessary to ensure no adverse effect on the structural integrity, MEP or HVAC systems of the Building, Tenant shall, at Tenant's sole cost and expense, promptly implement such modifications.

                  3.03.6 INSURANCE. If at any time during or following the installation of the Tenant Work, the Landlord, the insurer(s) carrying insurance covering the Complex or any Landlord Mortgagee reasonably determines (or requires) that additional public liability or property damage insurance coverage attributable to the Tenant Work should be obtained based on the installation or operation of the Tenant Work, in order to protect the interests of such mortgagee and Landlord, Tenant shall be obligated to bear the costs of the additional premiums attributable to the aforesaid increased insurance coverage, such additional premiums to constitute additional rent hereunder and such sums shall be paid by Tenant within thirty (30) days after receipt of invoices therefor. Tenant, or its agent, shall have the right to substantiate any such increased costs. Tenant, its contractors or other agents shall provide Landlord sufficient evidence that it (they) is
         (are) covered under such workman's compensation, public liability, and property damage insurance as Landlord may reasonably request for its protection. All insurance policies provided by Tenant shall name Landlord as additional insured.

                  3.03.7 LANDLORD FEES. Landlord shall not provide supervision, scheduling or coordination relative to the Tenant Work, unless so requested by Tenant in writing. In such event, where expressly requested and agreed to in writing by Tenant because of Landlord's supervision of Tenant Work, Landlord may charge additional fees, provided the same shall not exceed ten percent (10%) of the cost of that portion of the Tenant Work being supervised by Landlord.

                  3.03.8 "AS-BUILT" DRAWINGS. At any time and from time to time prior to, or during the term of this Lease and any renewals thereof, in the event Tenant remodels or otherwise alters portions of the Leased Premises or the Complex, as may be permitted by the provisions of this Agreement, Tenant, at Tenant's sole expense, shall provide Landlord with "as-built" drawings for each portion of the Leased Premises or Complex so affected. Such drawings shall be delivered to Landlord no later than thirty (30) days subsequent to the earlier of the date of substantial completion of the work or the date of occupancy of each area so affected.

                  3.03.9 TAXES/INSURANCE. Upon presentation to Tenant of reasonable evidence thereof, Tenant shall pay all ad valorem taxes and increased insurance premiums that are payable on account of any of Tenant's improvements in excess of "building standard improvements" ("building standard improvements" means improvements within the Leased Premises which are items set forth on EXHIBIT B attached hereto). Failure by Tenant to pay any sums described in this
         Section 3.03.9. in full within thirty (30) days after its receipt of an invoice therefore will constitute failure to pay rent when due and an event of default by Tenant hereunder, giving rise to all remedies available to Landlord under this Lease and at law for nonpayment of rent. Tenant, at Tenant's sole cost and expense, shall have the right, to be exercised by written notice to Landlord within one hundred twenty
         (120) days after Tenant's receipt of a statement of charges delivered to Tenant under this section, to audit Landlord's charges under this section. Such audit shall be conducted by auditors permitted by Section
         5.07 of this Lease, and otherwise in accordance with the terms and conditions of Section 5.07 of this Lease.

         3.04 CONSTRUCTION INSURANCE/LIENS. With respect to construction by Tenant, Tenant, its contractors or other agents shall provide Landlord sufficient evidence that it (they) is (are) covered under such workman's compensation, public liability, and property damage insurance as Landlord may reasonably request for its protection and Landlord shall be named as a additional insured party. It is agreed that the schedule of insurance coverage attached hereto as EXHIBIT F is sufficient as to the initial Tenant Work. With respect to any contract for any such labor or materials, Tenant acts as a principal and not as an agent of Landlord. Tenant or its contractors or agents shall have no authority to place any lien upon the Complex or any interest therein or in any way to bind Landlord; and any attempt to do so shall be void and of no effect. Landlord expressly disclaims liability for the cost of labor performed or materials furnished by Tenant (provided, that nothing in this sentence shall release or relieve Landlord from its obligations to pay the leasehold improvement allowance described in this Lease). If, because of any actual or alleged act or omission of Tenant, any lien, affidavit, charge or order for the payment of money shall be filed against Landlord, the Leased Premises or any portion thereof or interest therein, whether or not such lien, affidavit, charge or order is valid or enforceable, Tenant shall, at its own cost and expense, cause the same to be discharged of record by payment, bonding or otherwise not later than thirty (30) days after notice to Tenant of the filing thereof. In the event Tenant fails to do so Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid and all expenses incurred by Landlord in connection therewith shall create automatically an obligation of Tenant to pay to Landlord, as Rent, and on demand, an equivalent amount together with interest at the maximum lawful rate per annum from the date due until paid. No work which Landlord permits Tenant or its contractor to perform in the Leased Premises shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason or its consent to such work.

         3.05 DEFAULT. Notwithstanding anything in this Lease to the contrary, in the event Tenant defaults under any terms and conditions of this Lease and due to such default, this Lease shall be terminated, in addition to the remedies provided in Article 17 of this Lease, then the Landlord's unamortized portion of
(i) all monies whatsoever advanced by Landlord to Tenant, under this Article 3,
(ii) the allowance provided by Landlord under Section 22.06 of this Lease, (iii) any allowances provided by Landlord pursuant to Sections 22.08, 22.09 or otherwise (to the extent applicable) (iv) funds expended by Landlord under
Section 10.03 and (v) commissions paid by Landlord in connection with this Lease (including in connection with any renewal or expansion options described herein) shall become immediately payable to Landlord by Tenant and Tenant shall, within ten (10) days after receipt by Tenant of written notice by Landlord, reimburse Landlord in full for the Landlord's unamortized portion of such sums. All calculations of the unamortized portion shall be without interest and based upon a seven (7) year amortization.

                                   ARTICLE 4.

                                   BASE RENTAL

         4.01 BASE RENTAL. As rental (hereinafter called "Base Rental"; Base Rental and all other charges due from time to time under this Lease by Tenant to Landlord are herein called "Rent") for the Lease and the use of the Leased Premises, Tenant shall pay in U. S. Dollars to Landlord or Landlord's assigns, at the Building office, without demand and without deduction, abatement or set-off and subject to the Base Rental Adjustment defined in Article 5. of this Lease, Base Rental as follows:

         Leased Premises as of the Execution Date ("Initial Leased Premises")
         Net Rentable Area (NRA):           188,509

         September 1, 2003 through
         August 31, 2008:                   Annual Rate:    $23.52/SF/YR NRA
         (inclusive)
                                            Annual Rental:  $4,432,863.50

                                            Monthly Rental: $369,405.29

         September 1, 2008 through
         June 30, 2011:                     Annual Rate:    $24.52/SF/YR NRA
         (inclusive)
                                            Annual Rental:  $4,621,372.50

                                            Monthly Rental: $385,114.38

         Expansion Premises (see Article 22 of this Lease):

         Years 1 through 5 of the
         Expansion Premises Term (as
         Defined in Article 22):            Annual Rate:    $24.42/SF/YR NRA
         (inclusive)

         Year 6 of the Expansion
         Premises Term through
         June 30, 2011:                     Annual Rate:    $25.42/SF/YR NRA
         (inclusive)

         Payments of Base Rental and additional rent shall commence September 1, 2003 (the "Rent Commencement Date"), subject, in the case of the Expansion Premises, to the provisions of Article 22 below.

         Notwithstanding the foregoing, Base Rental and the Base Rental Adjustment relative solely to the Initial Leased Premises shall be abated for a period of ten (10) months out of the initial 94-month term of this Lease, and such abatement shall occur at such time(s) during the

Lease selected by Landlord at Landlord's option. Landlord shall provide Tenant with at least one-month advance notice relative to any rental abatement period. In no event shall any of such rental abatement apply to charges which Landlord may assess Tenant under this Lease for above "building standard" services or for Base Rental or other charges applicable to the Expansion Premises.

         4.02 BASE RENTAL PAYMENTS. All rental payments are payable on the first day of each calendar month, monthly in advance, in lawful money of the United States of America, commencing on the first day of the first month as set forth in Section 4.01. of this Lease and continuing through the last day of the last year of the term of this Lease. If the term of the Lease does not commence on the first day of a calendar month or terminate on the last day of a calendar month, as the case may be, Tenant shall pay in advance a pro rata part of such sum as rental for such first or last partial month, as the case may be. All Rent not paid when due shall bear interest at the maximum lawful rate per annum from the date due until paid or, if there is no maximum lawful rate, at a per annum rate equal to the prime rate announced from time to time by The Chase Manhattan Bank, or its successor, plus five percent (5%) (the "Default Rate"). The Base Rental set forth above shall be subject to the Base Rental Adjustment set forth in Article 5 of this Lease.

         4.03 ADDITIONAL RENT. Tenant shall also pay all other Rent as shall become due and payable by Tenant to Landlord under this Lease. Landlord shall have the same remedies of default for the payment of Rent as are available to Landlord in the case of a default in the payment of Base Rental.

         4.04 ALTERNATE DAMAGES; LETTER OF CREDIT. To avoid the uncertainty of litigation and other factors, Landlord shall have the right, upon an Event of Default occurring prior to October 1, 2005, to exercise the rights granted to it under this Section 4.04 in lieu of seeking damages against Tenant in accordance with the other provisions of this Lease. The parties agree that should Landlord elect to exercise its rights under this Section 4.04, the stipulation set forth in this paragraph is a reasonable estimate of the actual damages Landlord would suffer and that the same does not constitute a penalty. If there occurs an Event of Default prior to October 1, 2005 and Landlord elects, as a consequence thereof, to exercise its rights hereunder (or at law) to either terminate this Lease or, without terminating this Lease, terminate Tenant's right of possession hereunder, then notwithstanding any contrary provision of this Lease, (x) if the same occurs on or before October 1, 2004, Tenant shall pay to Landlord the sum of $4,500,000 as liquidated, stipulated damages as a consequence thereof, and
(y) if the same occurs after October 1, 2004 but before October 1, 2005, Tenant shall pay to Landlord the sum of $2,250,000 as liquidated, stipulated damages as a consequence thereof (nothing herein shall, however, constitute a limit on the rights of Landlord to enforce all of Tenant's indemnification obligations hereunder nor to limit Landlord's recoveries against Tenant therefor).

         To secure Tenant's obligations to pay such stipulated, liquidated damages, Tenant shall obtain, at Tenant's sole cost and expense (subject to reimbursement as provided below in this section), and deliver to Landlord prior to May 15, 2001 an irrevocable, unconditional letter of credit, in the form of EXHIBIT J attached hereto in the amount of $4,500,000 issued by a financial institution acceptable to the Landlord (the Landlord hereby approves The Chase Manhattan Bank naming Landlord (and its successors under this Lease) as beneficiary and containing an expiry date of November 1, 2005 (the "Letter of Credit"). Failure to deliver the Letter of Credit timely shall render this Lease voidable at Landlord's election. Should an Event of Default occur prior to

October 1, 2005 and Landlord elects to exercise its rights under this section to collect the applicable stipulated, liquidated damages, Landlord shall have the right to draw against the Letter of Credit therefor. If no Event of Default has occurred on or prior to October 1, 2004, then Tenant shall provide Landlord a substitute letter of credit (issued by the same issuer and otherwise in the same form as the Letter of Credit) reducing the amount thereof to $2,250,000 (Landlord shall exchange the original $4,500,000 letter of credit for such reduced letter of credit whereupon the term "Letter of Credit" as used herein shall mean and refer to such substitute, reduced letter of credit). Failure to renew or replace the Letter of Credit prior to the 30th day prior to its expiration (if the expiry date is prior to November 1, 2005) shall also entitle Landlord to draw upon the Letter of Credit and hold the proceeds pending Landlord's receipt of the renewal or replacement for the Letter of Credit (upon receipt of such renewal or replacement Landlord shall return to Tenant the funds held by Landlord from its draft against the Letter of Credit).

         For purposes of this Section 4.04 only, the term "Event of Default" means an Event of Default by Tenant which can be cured by the payment of a readily ascertainable, liquidated sum of money.

         Promptly after receiving an invoice therefor from Tenant (such invoice to be accompanied by reasonable evidence of the letter of credit issuance fee charged Tenant by the issuer of the Letter of Credit), Landlord shall reimburse Tenant for one-half (1/2) of the letter of credit issuance fee paid by Tenant to the issuer of the Letter of Credit.

         If by the other provisions of this Lease Tenant is empowered to and does terminate this Lease at a time when Landlord remains in possession of the Letter of Credit, then provided that Tenant has paid to Landlord all rent and other charges due under this Lease, Landlord shall return the Letter of Credit to Tenant (if Tenant has not paid all rent and other charges but later does so, Landlord shall return the Letter of Credit to Tenant upon such payment to Landlord).

                                   ARTICLE 5.

                             BASE RENTAL ADJUSTMENT

         5.01 STATEMENT OF TENANT'S FORECAST BASE RENTAL ADJUSTMENT. Commencing with the calendar year in which the Rent Commencement Date occurs and continuing thereafter for each calendar year during the full term of this Lease, Landlord shall present to Tenant forty-five (45) days after the end of each such calendar year a statement of Tenant's Forecast Base Rental Adjustment. No failure or delay by Landlord in providing such statement shall constitute a waiver of any of Landlord's rights or Tenant's obligations under this Article 5.

         5.02 TENANT'S FORECAST BASE RENTAL ADJUSTMENT. As used herein, "Tenant's Forecast Base Rental Adjustment" shall mean Landlord's reasonable estimate of the Base Rental Adjustment (defined below) for the coming calendar year (or, for calendar year 2003, for such calendar year). With each installment of Base Rental, Tenant shall also pay 1/12th of the Tenant's Forecast Base Rental Adjustment.

         5.03 BASE YEAR; BASE RENTAL ADJUSTMENT. "Base Rental Adjustment," as that term is used herein, shall be computed on a calendar year basis and shall mean the Tenant's proportionate share (as described in Section 5.06 of this Lease) of Basic Cost (hereinafter defined) to the extent the same exceeds Tenant's proportionate share of Basic Cost for calendar year 2001 (the Basic Cost for calendar year 2001 is sometimes herein called the "Base Year

Basic Cost"). The method and formula used to determine Basic Cost for each calendar year shall be consistent with the method and formula used to calculate Base Year Basic Cost (the parties recognize and agree, however, that use of a consistent method and formula does not imply that categories of costs, or the amount of costs in any category, will be the same in each calendar year).

         5.04 TENANT'S ADDITIONAL RENTAL ADJUSTMENT. Within one hundred twenty
(120) days after the end of the calendar year 2001, Landlord shall provide Tenant a statement substantially in the form attached hereto as EXHIBIT G of the Basic Cost for such calendar year. Similarly, within one hundred twenty (120) days following the end of calendar year 2002, Landlord shall provide Tenant a statement of Basic Cost for calendar year 2002 and an estimate of Basic Cost for calendar year 2003, which statement shall also set forth the Tenant's Forecast Base Rental Adjustment for calendar year 2003. Within one hundred twenty (120) days following the end of calendar year 2003 and each calendar year thereafter during the term of this Lease, Landlord shall provide Tenant a statement of Basic Cost for each such calendar year and a statement prepared by Landlord comparing Tenant's Forecast Base Rental Adjustment with the Base Rental Adjustment. For the Base Year Basic Cost and each calendar year thereafter, Landlord shall include with the annual statements reasonable detail for or the formula used in the gross up calculations made for Base Year Basic Cost and each calendar year thereafter. In the event that Tenant's Forecast Base Rental Adjustment actually paid by Tenant exceeds the actual Base Rental Adjustment for said calendar year, Landlord shall pay Tenant (in the form of a credit against rentals next due or, upon expiration of this Lease, in the form of Landlord's check) an amount equal to such excess. In the event that the Base Rental Adjustment exceeds Tenant's Forecast Base Rental Adjustment for any calendar year, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference ("Tenant's Additional Rental Adjustment"). Should Landlord discover, after delivering the statement described in this section, that one or more elements of Basic Cost were omitted or improperly calculated, Landlord shall have the right to supplement a previously provided statement and Tenant shall pay any additional amounts due to Landlord within thirty (30) days following receipt of supplemental statement (Tenant shall have the right to audit such supplemental statement in accordance with Section 5.07 below even if Tenant has previously audited prior statements provided by Landlord to Tenant for such calendar year to which the same relates).

         The provisions of this section shall survive any expiration, termination or cancellation of this Lease. No failure or delay by Landlord in providing the statements described in this section shall constitute a waiver of any of Landlord's rights or Tenant's obligations under this Article 5.

         5.05 REVISIONS IN ESTIMATED BASIC COST. If any element utilized to determine the amount of Basic Cost shall increase during a calendar year, Landlord may revise the estimated Basic Cost during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an additional amount equal to its pro rata share of the amount of such increase in the estimated Basic Cost divided by the number of months remaining in such year.

         5.06 TENANT'S PROPORTIONATE SHARE OF BASIC COST. All increases in Basic Cost shall be paid by Tenant in the proportion which Tenant's Net Rentable Area bears to ninety-five percent (95%) of the total Net Rentable Area in the Building or to the total Net Rentable Area leased in the Building (if such total is greater than ninety-five percent (95%) of the total Building area). Notwithstanding any other provision herein to the contrary, in the event the Building is less than ninety-five percent (95%) occupied during any year of any Term, an adjustment shall be made in computing certain components of Basic Cost for such year as though the Building had been ninety-five percent (95%) occupied during the year and as though ninety-five percent (95%) of the Net Rentable Area of the Building had been provided with the Building services described in Article 7 of this Lease. Such "gross up" adjustment shall be made to components of Basic Cost that fluctuate with the occupancy level of the Building. The following components of Basic Cost shall be conclusively deemed to fluctuate with the occupancy level of the Building: janitorial services, janitorial supplies, trash hauling, Complex repairs, maintenance and supplies, and Complex contract services other than those specifically excluded hereinbelow, utilities (including without limitation, water, sewer and electricity), property taxes and assessments and costs associated with the operation or maintenance of the parking area(s) used directly for the Complex. The following components of Basic Cost shall be conclusively deemed not to fluctuate with the occupancy level of the Building: amortized capital improvement costs, insurance and insurance premiums, pest control, landscaping services, and security services. As to all other components of Basic Cost, Landlord shall be entitled to include any or all of them in the "gross up" adjustment if the Landlord reasonably determines that such inclusion is appropriate based on the relationship of such component to the occupancy level of the Building and on generally accepted accounting principles consistently applied.

         5.07 AUDIT. Tenant, at Tenant's sole cost and expense, shall have the right, to be exercised by written notice given to Landlord within one hundred twenty (120) days after Tenant's receipt of Landlord's Statement of Basic Cost for the preceding calendar year, to audit, at the place where Landlord maintains its books and records, Landlord's books and records pertaining only to such Basic Cost for such preceding calendar year, provided such audit (i) commences within thirty (30) days after Tenant's notice to Landlord and thereafter proceeds regularly and continuously to conclusion (ii) such audit does not unreasonably interfere with the conduct of Landlord's business (iii) such audit is performed by an auditing firm which is commonly known to be reputable and is experienced in auditing office building operating expenses, and (iv) said auditing firm signs a nondisclosure agreement in favor of Landlord, acceptable to Landlord in all respects, agreeing that information derived from such audit shall not be used directly or indirectly in connection with soliciting additional auditing business from other existing, previous or future tenants in the Building. No exercise by Tenant of its rights under this Section 5.07 shall constitute a basis for delay in the timely payment of Tenant's Additional Rental Adjustment; provided, however, any payment thereof by Tenant shall not prejudice Tenant's rights under this Section 5.07. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit. Notwithstanding anything to the contrary set forth in this Section 5.07, however, in no event shall Tenant ever be permitted to audit or cause to be audited Landlord's records concerning Basic Cost through, or with the assistance of, auditors or others whose compensation is contingent upon, or the amount of whose compensation is affected by, the outcome of such audit, in whole or in part, or on any payment or reimbursement by Landlord to Tenant in connection with such audit, or which is otherwise done in whole or in part on any basis other than reasonable hourly charges for the hours expended in the performance of such audit, and reimbursement of reasonable out-of-pocket expenses incurred by such auditors in connection with such audit. In the event Tenant has been overcharged by an amount in excess of five percent (5%), Landlord shall pay the reasonable costs of Tenant's audit; conversely, if the overcharge is less than three percent (3%), Tenant shall pay all of Landlord's reasonable out-of-pocket expenses for such audit.

         5.08 [Intentionally Left Blank]

         5.09 BASIC COST DEFINED. The term "Basic Cost" means all annual operating expenses of the Building, adjacent parking garage serving the Building (hereinafter called "Building Parking Garage") access roads, easements, truck docks and grounds serving the Building and Building Parking Garage (hereinafter called "Building Grounds") (hereinafter collectively called the "Complex," see EXHIBIT H) computed on the accrual basis, determined in accordance with generally accepted accounting principles consistently applied, and shall consist of all expenditures to maintain all facilities in the operation of the Complex and such facilities in subsequent years as may be necessary or desirable in the operation of the Complex, provided, however, in the event of subsequent phases of development by Landlord on the adjacent property, taxes on the access road will be shared proportionately. The term "operating expenses" shall mean all expenses, costs and disbursements (but not replacement of capital investment items, except as stated in Section 5.09.9. of this Lease, or specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay in connection with, and in the ordinary course of, the ownership and operation of the Complex, including but not limited to, the following:

                  5.09.1 All taxes and assessments and other governmental charges whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Premises and/or the Complex or by others subsequently created or otherwise, and any other taxes and improvement assessments attributable to the Complex or its operation, excluding, however, federal and state taxes on income, ad valorem taxes paid by Tenant or other tenants (exclusive of the building management office) in the Building for personal property and on the value of the leasehold improvements in the Leased Premises, or the premises of other tenants (exclusive of the building management office) in the Building, to the extent that same exceed the standard allowances for "building standard" items as set forth in EXHIBIT B to the extent same are paid by Tenant or other tenants. As provided in
         Section 3.03.9., it is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements in excess of "building standard". If at any time during the term of this Lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed, wholly or partially, as a capital levy or otherwise, on the rents received from the Complex or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed with respect to the Complex, shall be deemed to be included within the Basic Cost. Consultation, legal fees and costs resulting from any challenge of tax assessments as reasonably allocated by Landlord shall also be included in Basic Cost.

                  5.09.2 Cost (net of any insurance recoveries and/or monies received by other tenants, entities or persons or, if such parties have failed to maintain insurance required to be maintained by them under their respective leases, which would have been received had such insurance been maintained) of repairs and general maintenance.

                  5.09.3 Cost of all utilities, including without limitation, gas, electricity, power, heating, lighting, air conditioning and ventilating the Complex (excluding those costs billed to specific tenants as provided for in Section 5.10.7. of this Lease) and all costs of lease payments for any and all equipment directly utilized in the operations of the Complex.

                  5.09.4 Cost of all maintenance and service including, but not limited to, alarm and security-related services, landscape maintenance, window cleaning and elevator maintenance.

                  5.09.5 Cost of all insurance relating to the Complex, including, but not limited to, premiums for casualty, liability and rental value insurance applicable to the Complex and Landlord's personal property directly used in connection with the operation and maintenance of the Complex, and the amount of all deductibles therefrom.

                  5.09.6 Wages and salaries of all employees directly engaged in operating and maintenance, or security, of the Complex, personnel who may provide traffic control relating to ingress and egress to and from the Building Parking Garage to the adjacent public streets, including such expenses of Landlord's employees so engaged, charged directly to the Complex (all such wages and salaries to be in amounts reasonably consistent with those paid and incurred by owners of Class A office buildings in Houston, Texas providing a level of service similar to that provided by Landlord). All social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of worker's compensation, disability, hospitalization and worker's compensation insurance and pension retirement benefits, vacation and all other employee benefits and payroll burden relating to employees providing these services shall be included.

                  5.09.7 Management fees incurred by Landlord for the management of the Complex, which shall be three percent (3%) of the total gross income of the Complex.

                  5.09.8 Cost of all supplies, materials, tools and equipment (excluding capital investment items except as set forth below) used in operation, maintenance and normal repair of the Complex.

                  5.09.9 Amortization of the cost of capital investment items and of the installation thereof which are primarily for the purpose of saving energy or reducing operating costs or which may be required by governmental authority (or which may be necessary to comply with applicable law), provided however the amortization of the cost of such items, except in the case same are required by governmental authority (or which are required by applicable law), shall not exceed the actual cost savings derived from such installation. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles consistently applied and in no event to extend beyond the reasonable life of the Complex.

                  5.09.10 Costs incurred in compliance with new, revised or newly interpreted federal, local or state laws or municipal ordinances or codes or regulations promulgated under any of the same.

                  5.09.11 All accounting costs directly applicable to the Complex, including without limitation, Landlord's central accounting costs, and legal expenses applicable to the Complex.

         5.10 EXCLUSIONS TO BASIC COST. Notwithstanding anything contained elsewhere in this Lease to the contrary, the following shall not be included in or considered as "Basic Costs":

                  5.10.1 The cost of any improvements, repairs, alterations, additions, changes, replacements, equipment, tools and other items which under generally accepted accounting principles consistently applied are required to be classified as capital expenditures (whether incurred directly or through a lease or service contract or otherwise), other than amortization of the cost of capital items (and the installation thereof) which will (i) reduce operating costs for the benefit of all of the Complex's tenants or (ii) which, subject to
         Section 5.10.19. of this Lease, may be required by any governmental authority (but all of such costs at the then current prime rate, including interest costs, shall be amortized over the reasonable life of the capital item, with a reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles consistently applied and such amortized amount shall be included within the collection of Basic Costs).

                  5.10.2 Depreciation of the Complex, and all equipment, fixtures, improvements and facilities used in connection therewith, except as provided in the preceding paragraph.

                  5.10.3 Advertising, promotional expenses, leasing commissions, attorneys fees, costs and disbursements and other expenses incurred in connection with negotiations for the lease of space or disputes with tenants or prospective tenants or other occupants in the Complex, or disputes between Landlord and any of its employees, brokers, property management company, lenders, partners, or shareholders.

                  5.10.4 Any property taxes, assessments, or other governmental charges to the extent that Landlord is reimbursed for the same by any tenant of the Complex (excluding reimbursements paid through Rent).

                  5.10.5 The cost of repairs or other work occasioned by any casualty which is covered by insurance, but only to the extent of the insurance proceeds received by Landlord (or, if Landlord has failed to maintain the insurance required to be maintained by it under this Lease, the amount which would have been received by Landlord had it maintained such insurance), net of deductibles and cost of adjustment.

                  5.10.6 The cost of renovating or otherwise improving or decorating, painting or redecorating leased space in the Complex which is or normally would be occupied by tenants, except in connection with general maintenance of the Complex.

                  5.10.7 Landlord's costs of electricity and other services sold or provided to tenants in the Complex and for which Landlord is entitled to be reimbursed by such tenants as a separate additional charge or rental over and above the base rent or additional rent payments payable under the lease with such tenant.

                  5.10.8 Expenses incurred in connection with services or other benefits which are non-building standard, but are provided to other tenants or occupants of the Complex.

                  5.10.9 Costs incurred due to violation by Landlord of the terms and conditions of any lease or rental arrangement covering space in the Complex.

                  5.10.10 Overhead and profit increment paid to subsidiaries, partners or other affiliates of Landlord and salaries and associated costs of Landlord's employees for services on or to the Complex, to the extent only that the cost of such services exceeds competitive costs of such services (provided by parties of substantially equivalent skill and experience) were they not so rendered by a subsidiary or other affiliate of Landlord. Each calendar year when Landlord delivers its statement of Base Rental Adjustment to Tenant, Landlord shall provide Tenant a list of all parties (other than Barnhart Interests, Inc.) providing such services which are subsidiaries, partners or other affiliates of Landlord.

                  5.10.11 Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord.

                  5.10.12 The costs of franchise taxes, filing fees or legal fees incurred related to formation of Landlord or maintaining Landlord's existence, either as a corporation, partnership or other entity.

                  5.10.13 The costs incurred in connection with correcting defects in the construction of the Complex or in the Complex equipment (except the conditions resulting from ordinary wear and tear and use shall not be deemed defects for the purposes of this category), including any additional services necessary to operate or maintain the Complex during the corrections of said defects.

                  5.10.14 Interest on debt or amortization payments on any mortgage or mortgages or rental payments under any ground or underlying leases (except to the extent that same may be made to pay insurance and taxes).

                  5.10.15 Interest and penalties due to late payments of taxes, utility bills and other such costs.

                  5.10.16 Any individual salary or other compensation amount paid to any employee of Landlord exceeding the amount paid for the function of building manager or chief engineer.

                  5.10.17 The cost of any repairs occasioned by eminent domain to the extent that such costs are reimbursed to Landlord by governmental authorities in eminent domain proceedings.

                  5.10.18 The cost of any artwork such as sculptures or paintings used to decorate the Complex.

                  5.10.19 Costs incurred due to the violation by Landlord of any applicable federal, state and/or local government laws, codes and similar regulations that would not have been incurred but for such violations by Landlord; provided, that nothing in this Section 5.10.19 shall prohibit or restrict Landlord from including in Basic Cost the amounts permitted by Section 5.09.9 (relating to capital investment items required by governmental authority or which may be necessary to comply with applicable law) or 5.09.10 of this Lease.

                  5.10.20  Transfer tax.

                  5.10.21 Management fees incurred by Landlord for the management of the Complex which exceed three percent (3%) of all gross rentals of the Complex.

                  5.10.22 Rent attributable to the on-site Building management office.

                  5.10.23 Costs of appraisals of the Complex (however, appraisals obtained solely in connection with protests of ad valorem taxes shall constitute part of Basic Costs) obtained by or at the direction of Landlord or other costs incurred with financing (or re-financing) debt related to the Complex or marketing the Complex for sale.

         5.11 RENT SALES TAX. If there is presently in effect or hereafter adopted any nature of sales tax or use tax or other tax on rents received by Landlord from Tenant (herein referred to as "Rent Sales Tax"), then, in addition to all rent and other payments to be made by Tenant as provided above, Tenant will, upon delivery of written notice in the manner provided in Section 19.01. hereinbelow, also pay Landlord, contemporaneously with its payment to Landlord of rent, a sum equal to the amount of such Rent Sales Tax. In the event that the taxing jurisdiction notifies Landlord that the Rent Sales Tax is due with respect to any other sum paid by Tenant hereunder, then Tenant shall be required to pay Landlord a sum equal to the Rent Sales Tax or such other charges contemporaneously with the payment thereof. In the event that Tenant fails to pay Landlord the Rent Sales Tax at the time required in accordance with the preceding provisions, such failure may be treated by Landlord as an Event of Default, as defined in Article 17. hereinbelow, by Tenant in the payment of rent due and owing hereunder, and Landlord shall be entitled to the remedies to cure such Event of Default, as set forth in Article 17. hereinbelow. The term "Rent Sales Tax" shall not include any federal or state taxes on income applicable to Landlord.

         5.12 GENERAL. Nothing contained in this Article 5., shall be construed at any time so as to reduce the monthly installments of Base Rental payable hereunder below the amount set forth in Article 4. of this Lease.

                                   ARTICLE 6.

                                OCCUPANCY AND USE

         6.01 USE OF PREMISES. The Leased Premises shall be occupied and used by Tenant solely for the purpose of general business offices, including all support facilities legally permitted by the Building Code of the City of Houston; and such facilities shall be consistent with the quality, character and general utility of the Complex. Such use shall expressly include software development and ancillary uses as are customarily found in general office use of Class A buildings in the Galleria area of Houston, Texas including customary, non-public kitchens and lunchrooms for Tenant's employees. Tenant will not use, occupy or permit the use or occupancy of the Leased Premises for any purpose which is, directly or indirectly, forbidden by law, ordinance or governmental or municipal regulation or order or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or do or permit any other thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the property insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase within thirty (30) days following

Landlord's request therefor, which request shall be accompanied by reasonable evidence of such increase. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith. Future leases for space in the Building shall contain provisions substantially similar to those set forth in this Section 6.01.

         6.02 COMPLIANCE WITH LAW. Tenant shall comply with all laws, ordinances, rules and regulations (federal, state, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Reasonable rules and regulations applying to all tenants in the Complex as may be adopted by Landlord for the safety, care and cleanliness of, and preservation of good order in, the Leased Premises and the Complex; the rules existing as of the Execution Date are hereby made a part hereof as EXHIBIT C, and Tenant agrees to comply with all such rules and regulations. Landlord shall have the right at all times to change such rules and regulations or to amend them in any reasonable and non-discriminatory manner. All changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

         6.03 SIGNS. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory board and in the main lobby and adjacent to the access door or doors to the Leased Premises, as described in Section 7.08. of this Lease.

         6.04 ACCESS BY LANDLORD. Landlord or its authorized agents shall at any and all reasonable times with reasonable notice (except that in emergency situations and in connection with providing janitorial services Landlord need not provide such notice) have the right to enter the Leased Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord to Tenant hereunder, to show the Leased Premises or any other portion of the Building to prospective tenants within the last 18 months of the Term or at anytime to show the same to prospective purchasers and mortgagees, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Premises, and any other loss occasioned thereby, unless due to gross negligence of Landlord and its agents or contractors. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door(s) in an emergency without liability therefore. Notwithstanding the foregoing, Landlord shall not (except in the case of an emergency) have the right to enter Tenant's computer server room or quality assurance laboratory without being accompanied by a representative of Tenant; in this regard it is understood that Landlord shall have no obligation to provide janitorial services to such areas of the Leased Premises.

         6.05 NUISANCE; WASTE. Tenant shall conduct its business and control its agents, employees, invitees and guests in such a manner as not to create any nuisance, or to interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building. Tenant shall not commit or allow waste to be committed on the Leased Premises, or any portion thereof.

         6.06 QUIET POSSESSION. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Leased Premises for the entire term of the Lease, subject to all of the provisions of the Lease, any underlying leases or mortgages, all applicable laws and other governmental and legal requirements, and all other matters of record as of the Execution Date which affect title to the real property upon which the Complex is located.

         6.07 SURRENDER OF LEASED PREMISES. Subject to Section 9.01. of this Lease, upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately surrender the Leased Premises and all keys to the Leased Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in good order, condition and repair, except for ordinary wear and tear, casualty and condemnation excepted. Tenant shall, at its expense, promptly repair any damage caused by removal of any improvements required by Landlord to be removed as provided for in Section 3.03.1 above. If Tenant fails to surrender the Leased Premises in the condition aforesaid, then Landlord may restore the Leased Premises to such a condition at Tenant's expense. Upon the expiration or earlier termination of the Lease, Tenant will, at the option of and upon notice from Landlord, execute a "Release of Lease" and "Waiver of Claim", in recordable form, containing Tenant's release of all its interest in the Leased Premises.

         6.08 HOLDING OVER. In the event of holding over by Tenant, or any party claiming under Tenant, after expiration or termination of this Lease, Tenant shall pay as monthly rental and liquidated damages an amount equal to the sum of
(A) the greater of (x) one hundred fifty percent (150%) of monthly Base Rental or (y) the Fair Market Rental Rate (defined below) plus (B) the Basic Costs payable by Tenant during the last full calendar month prior to expiration of Tenant's lease term. No holding over by Tenant after the term of this Lease shall operate to extend the Lease; in the event of any holding over, notwithstanding anything herein to the contrary, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease. Such possession shall be an unlawful detainer, and no tenancy or interest shall result from such possession, however, Tenant shall abide by all other terms and obligations of this Lease during such holdover period.

         6.09 TENANT'S COMPETITORS. So long as Tenant is occupying at least 50% of the Initial Leased Premises and is conducting its business therein in substantially the same manner as conducted on the Execution Date (Tenant shall not be deemed in occupancy for purposes of this clause if an assignee or subtenant is in occupancy), Landlord agrees that it will not hereafter enter into a lease covering space in the Building to any company whose primary business is the development of computer software. Tenant acknowledges that one or more leases of space in the Building as of the Execution Date may permit the tenant thereunder (and its assignees and sublessees) to use such space for the conduct of a business engaged in the development of computer software, and Tenant agrees that no conduct of such business by such tenants, their assignees or sublessees, shall constitute default hereunder by Landlord.

         6.10 MANAGEMENT COMMITTEE. Landlord and Tenant agree to the establishment of a management committee for the Complex to include representatives of the Complex ownership, management, and representatives of Tenant. Said committee shall be for the purpose of providing Tenant with ongoing information concerning changes in the operation, rules, regulations and management of the Complex and in matters affecting Tenant's use of the Complex and to allow Tenant's input in these processes. Landlord shall consider any recommendation of such committee, but shall not be obligated to implement any such recommendation. Such committee shall be established immediately upon Tenant's initial occupancy of the Building, and meetings of the committee shall occur on a scheduled basis at least quarterly. Landlord's Mortgagee shall have the right to attend such meetings.

         6.11 GROUND FLOOR TENANTS. Landlord agrees that should Landlord lease any portions of the ground level of the Building, Landlord shall enter into such lease(s) with tenants whose appearance and character are reasonably commensurate with tenants occupying space on the ground floor of other multi-tenant Class A office buildings in the Galleria area of Houston, Texas. Tenant hereby agrees that the cafeteria existing on the Execution Date satisfies the standard set forth in this Section 6.11, and that the same may be replaced with a similar business (or another food service operation) of reasonably comparable appearance.

                                   ARTICLE 7.

                             UTILITIES AND SERVICES

         7.01 GENERAL. Subject to the rules and regulations herein referred to, and provided an Event of Default does not exist, Landlord will furnish Tenant, at Landlord's expense, certain services during the term of the Lease, as set forth in this Article 7.

         7.02 PUBLIC UTILITIES. Landlord shall use its good faith efforts and all reasonable diligence to cause public utilities to furnish the electricity, gas and water utilized in operating any and all facilities serving the Complex.

         7.03 SECURITY. Although Tenant agrees that Landlord is not the insurer of Tenant and is not responsible for, or guaranteeing, the security of Tenant, Landlord agrees to maintain the level of security services (including equipment and personnel) being provided by Landlord to tenants of the Building as of the Execution Date, provided however, notwithstanding the preceding provision, Landlord retains the right to change or modify the manner in which it provides security to the Building in any way it sees fit with prior written notice to Tenant; provided, that, no such change or modification shall result in a material reduction in the scope of such security services. Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for and Tenant hereby indemnifies Landlord and Landlord's Mortgagee, and their respective partners, officers, directors, agents and employees, against any liability or loss to Tenant, its agents, employees, visitors, licensees and permittees arising out of, losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Building, the Leased Premises or other portions of the Complex DUE TO ANY REASON WHATSOEVER INCLUDING, WITHOUT LIMITATION, LANDLORD'S, ITS AGENTS', CONTRACTORS' OR EMPLOYEES' NEGLIGENCE, but excluding Landlord's gross negligence. Tenant hereby waives all recourse against Landlord for such claims and losses, and agrees to look solely to its own insurance.

         7.04 WATER, HEATING AND AIR CONDITIONING, JANITOR SERVICE AND ELECTRICAL. Landlord shall furnish (as part of the Basic Cost of the Building) Tenant while Tenant is occupying the Leased Premises:

                  7.04.1 BASIC. (i) Hot and cold water at those points of supply provided for general use of other tenants in the Building and at Tenant's above-"building standard" plumbing points as they exist at the date of the Rent Commencement Date; provided, that, for HVAC facilities cold water shall be supplied only at base building chilled water risers which may be tapped into at Tenant's expense; (ii) two (2) automatic passenger elevators for service for access to and egress from the Leased Premises twenty-four (24) hours a day, seven (7) days a week (subject to curtailment for repair and maintenance and when Building systems are affected by emergencies); (iii) freight elevator service in common with other tenants; and (iv) central heat and air conditioning in season during normal business hours for the Building (such hours being 7:00 AM to 6:00 PM Monday through Friday, and 8:00 AM to 12:00 Noon on Saturday, holidays excepted), at such temperatures and in such amounts as are reasonably required for the comfortable use and occupancy of the Leased Premises by Tenant, but in no event less than that which shall be considered in Landlord's reasonable judgement to be standard for Class A office buildings in the Galleria area of Houston, Texas (of similar age to the Building), but such service at times during week days other than normal business hours for the Building, on Saturday afternoons, Sundays and holidays to be furnished only upon the advance request of Tenant, who shall bear the cost thereof in accordance with the provisions of Section 7.04.2. of this Lease; and
         (v) routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed in Landlord's reasonable judgement to be standard in the Galleria area of Houston, Texas.

                  7.04.2 ADDITIONAL HVAC. In the event that Tenant desires chilled water, air conditioning or heating at any time or times other than as specified in Section 7.04.1 above or in amounts during regular business hours in excess of "building standard", the charge shall be an amount equal to the actual cost to Landlord to provide the same. The parties shall agree upon a formula to calculate such actual cost and upon such agreement shall append the same hereto. To achieve such agreement each party shall select an engineer reasonably acceptable to the other (Tenant hereby approves I. A. Naman as Landlord's engineer) and direct such engineers to work with one another in an effort to reach agreement upon such formula. Pending such agreement, Landlord shall charge Tenant for such excess use at a rate which, in Landlord's good faith judgment, estimates Landlord's actual cost; and upon agreement upon the formula to be used in calculating actual cost, an adjustment shall be made between Landlord and Tenant with respect to all payments made by Tenant to Landlord under this paragraph after the Rental Commencement Date so that the same are based upon such agreed upon formula. Tenant shall pay all costs and expenses of Tenant's and Landlord's engineers (together with a reasonable fee for time expended by the property manager's personnel in evaluating the same) in assisting in reaching agreement upon such formula. In no event, however, shall the charge to Tenant for overtime HVAC operation exceed the prevailing hourly rate charged from time to time to other tenants in the Building.

                  Tenant may, at Tenant's sole cost and expense, install (such installation to comprise Tenant Work and, accordingly, be subject to Landlord's approval) a system enabling Tenant to activate the HVAC system within the Leased Premises at times other than standard Building hours (which system shall be designed and installed in a manner which enables Landlord to monitor Tenant's activation of the HVAC system).

                  7.04.3 CLEANING. Except as provided in Section 6.04 of this Lease, janitor service on a five (5) day week basis at no extra charge (see EXHIBIT D); provided, however, if Tenant's floor covering or other improvements are other than "building standard", Tenant shall pay the additional cleaning cost attributable thereto as additional rent (with respect to such floor coverings and other improvements in the Initial Leased Premises as of the Execution Date and with respect to which Landlord has provided janitorial services prior to the Execution Date, Landlord shall charge Tenant for additional janitorial service in respect thereto in a manner consistent with the method of determining charges made therefor by Landlord prior to the Execution Date). Tenant shall pay said additional rent upon presentation of a statement therefore by Landlord, and Tenant's failure to pay shall constitute default hereunder.

                  7.04.4 ELECTRICAL. Electrical facilities to furnish sufficient power for "building standard" lighting, typewriters, voice writers, calculating machines, personal computers, word processing equipment, photocopying and communications equipment and facilities, and other machines of similar low electrical consumption (total consumption not to exceed 2.5 watts per square foot of Net Rentable Area contained in the Leased Premises, exclusive of "building standard" lighting); and provided that if the operation of any of Tenant's electrical equipment requires additional air conditioning capacity above that provided by the building standard system then the additional air conditioning installation and operating costs will be the obligation of Tenant. Tenant shall pay the costs of installing and maintaining any separate electrical circuits which Tenant may require in connection with Tenant's use of the Leased Premises and all costs of furnishing electricity in excess of the usage described above, all upon the receipt of Landlord's invoice therefore.

                  7.04.5 NON-STANDARD CHARGES. Notwithstanding any other term or provision hereof, Tenant shall pay to Landlord monthly, as billed, such charges as may be separately metered or as Landlord's and Tenant's engineer may compute for any electric or other service utilized by Tenant which is not standard for the Building, including without limitation, charges for non-"building standard" HVAC equipment.

                  7.04.6 BULBS. All "building standard" fluorescent bulb and ballast replacement in all areas and all incandescent and/or fluorescent bulb and ballast replacement in public areas, toilet and rest room areas and stairwells. Tenant shall pay all expenses for purchase of non-"building standard" bulbs and Landlord shall provide labor to install same.

                  7.04.7 PARKING. Parking for Tenant's employees in the Building Parking Garage pursuant to Article 10.

         7.05 SERVICE INTERRUPTION. Failure by Landlord to any extent to furnish the services described herein, or any cessation thereof, shall not constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or Building or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages. In the event of any equipment or machinery breakdown, however, Landlord shall use its commercially reasonable efforts and due diligence to restore any failure or defect in the supply or character of services furnished or to be furnished by Landlord under this Article 7., but Landlord shall not otherwise be responsible or, liable to Tenant for any such failure or defect. If any such failure or defect

(except as to defects caused by events described under Sections 3.03.4, 3.03.5. or Articles 11. or 15. of this Lease) in services renders all or any portion of the Leased Premises untenantable for the conduct of Tenant's business therefrom and Tenant temporarily discontinues its business operations therein (Tenant shall not be deemed to be conducting its business operations because Tenant has not removed its equipment, furniture and furnishings therefrom) for a period of at least three (3) consecutive business days (exclusive of Saturdays, Sundays and holidays) after Landlord receives written notice thereof, then Base Rental shall abate for the portion of the Leased Premises as is so rendered untenantable for the duration (after the expiration of said three (3) day period) of such untenantability, and if due to interruptions in services the Leased Premises is so rendered untenantable for a period of more than thirty
(30) consecutive business days, subject to extension due to force majeure (but in no event longer than sixty (60) days), during which Landlord has failed on a continual basis to provide any one or more of the services, and has failed to commence to repair or reinstall the services with due diligence, and such repair or reinstallation efforts have not been maintained with continuity, then Tenant, at its option, may cancel this Lease upon written notice to Landlord at anytime prior to the date upon which Landlord has restored the services. As an alternative to Tenant's right to cancel the Lease pursuant to this clause, Tenant shall have the right to repair or reinstall the failed services at its own reasonable expense, thereafter deducting said reasonable cost or expense from rentals next coming due. Notwithstanding anything herein to the contrary, if Tenant's right to cancel the Lease is "triggered" pursuant to this clause, then Tenant shall only have the right to cancel the so affected portion of the Leased Premises, provided however, in the event of a partial cancellation, such canceled portion must be in increments of no less than one-half (1/2) floor each (any cancellation under this section shall automatically reduce the number of unreserved parking spaces allocated to Tenant under Section 10.01 of this Lease at the ratio of 4 spaces for each 1000 square feet of Net Rentable Area within the space as to which such cancellation applies); provided, further, that at such time as Tenant has, pursuant to the provisions of this Section 7.05, cancelled this Lease as to fifty percent (50%) of the Initial Leased Premises, then Tenant shall have the right and option to cancel this Lease in its entirety, such option to be exercisable within thirty (30) days following the date upon which Tenant has exercised the cancellation right with regard to a portion of the Initial Leased Premises which, when aggregated with all prior cancellations under this Section 7.05, causes the total cancellations under this
Section 7.05 to equal or exceed 50% of the Leased Premises. Upon any notice of any cancellation by Tenant under this Section 7.05, Tenant shall then have up to nine (9) months to relocate out of the space for which the Lease was cancelled, provided however, if the Leased Premises are suitable for the operation of Tenant's business, Tenant's obligation to pay Rent as provided in this Lease shall not be waived for the period of time such space is utilized by Tenant. Such cancellation shall be effective upon Tenant's vacation of the Leased Premises. Subject to Tenant's foregoing rights of abatement of Base Rental and of termination, Landlord shall not otherwise be liable to Tenant for any such failure or default or defect in the supplying of, or the character of, services to be furnished by Landlord under this Article 7., and such shall not be construed as an eviction of Tenant nor shall such entitle Tenant to any damages from Landlord, nor shall Landlord be in breach or default under this Lease. Subject to Tenant's foregoing rights of abatement, and termination, Tenant hereby waives and disclaims, and agrees not to claim or assert all present and future rights to apply any rent or additional rent against any obligations of Landlord, howsoever incurred, or to assert that any such obligation of Landlord entitles Tenant to any counterclaim or any reduction, abatement, offset, or refund of rent or additional rent. Tenant agrees to notify Landlord promptly of any interruption in Building Services.

         7.06 ADDITIONAL SERVICES. Landlord may impose a reasonable charge at Landlord's actual cost for any utilities and services, including, but without limitation, air conditioning, electric current and water, provided by Landlord by reason of any substantial use of the Leased Premises at any time other than the hours set forth in this Article 7., or for any use beyond what Landlord agrees herein to furnish or because of special electrical, cooling and ventilating needs created by Tenant's telephone equipment, computers and/or other equipment or uses.

         7.07 KEYS AND LOCKS. Landlord has previously furnished Tenant, at Tenant's cost and expense, keys for each lockset within the Leased Premises; additional keys (whether for the Initial Leased Premises or any space added thereto in accordance with this Lease), replacement lock sets and/or cylinders shall be furnished at a charge by Landlord equal to its actual cost on an order signed by Tenant or Tenant's authorized representative. All keys shall remain the property of the Landlord. Locks shall be allowed on any door of Leased Premises without Landlord's permission, provided such locks are keyed to the Building keying system, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Leased Premises and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, remaining in the Leased Premises.

         7.08 DIRECTORY BOARD/GRAPHICS. Tenant shall provide and install, at Tenant's expense, all letters or numerals on Tenant's primary entry doors within the Leased Premises. Landlord also agrees to provide, at Landlord's cost and expense, listings on the Building's computerized directory board. Tenant shall not place on or in the Leased Premises any signs which are visible from outside the Leased Premises and/or the Building without first obtaining the written consent of Landlord.

                  7.08.1 SIGNAGE / IDENTITY. Providing Tenant leases and occupies, and continues to lease and occupy (Tenant shall not, for the purpose of this Section 7.08.1, be deemed occupying space which is occupied by its assignees or subtenants), no less than 188,000 square feet of Net Rentable Area in the Building:

                           7.08.1.1 The appearance and location of any new
                  exterior or ground floor signage for the purposes of corporate identification for Tenant or other tenants of the Building in or about the Complex shall be appropriate and suitable for Class A office buildings in the Galleria area of Houston, Texas (of similar configuration to the Building) and shall be subject to Tenant's approval, not to be unreasonably withheld, conditioned or delayed. Tenant shall respond to each request for approval submitted to it under this section within five
                  (5) business days, failing which such approval shall be deemed granted; each notice of disapproval must state the reasons therefor with specificity.

                           7.08.1.2 Tenant shall be entitled to identification
                  signage in the main, ground first floor lobby, subject to the reasonable approval thereof by Landlord, which identification may also include, at Tenant's option exercised on or prior to December 31, 2001, use of the reception desk existing therein as of the Execution Date for Tenant's exclusive use (Tenant acknowledges that it may not alter the reception desk in existence on the Execution Date hereof without the express prior approval of Landlord). If Tenant has not exercised by December 31, 2001 the option granted to it in this paragraph to make use of the reception desk, Tenant's right to use the same shall expire and Landlord shall have the right to make use of the same, grant such rights to others, or remove such reception desk.

                           7.08.1.3 Tenant, at Tenant's sole cost and expense,
                  shall have the right, exercisable after the Execution Date, to install a sign panel (reflecting Tenant's name, such sign being otherwise of an appearance approved by Landlord, such approval not to be unreasonably withheld) on the upper one-third, more or less, of the monument sign which exists near the main entry to the Building as of the Execution Date. The names of two other tenants may appear from time to time below Tenant's name. The names of any other tenants on the sign as of the date of this Lease shall, at the option of Landlord, remain on the sign.

                           7.08.1.4 Tenant shall have the option, exercisable
                  after the Execution Date of having the Building named after it and placing a sign on the top spandrel of the Building, reflecting the name "Bindview" and its corporate logo and otherwise in appearance approved by Landlord, such approval not to be unreasonably withheld. Tenant shall bear all costs of installation, repair, and removal of such sign. The rights set forth in this Section 7.08.1.4 are subject to (x) the consent of Haliburton Company in the event Tenant desires to exercise such right prior to the Rent Commencement Date, and
                  (y) the consent of Xerox Corporation. Landlord agrees to diligently seek the consent of Xerox Corporation to the exercise by Tenant of the rights granted under this Section
                  7.08.1.4. If Landlord has not obtained such consent and delivered a copy thereof to Tenant on or before July 2 2001, Tenant shall have the right and option, exercisable on or before July 12, 2001, to terminate this Lease by providing written notice to Landlord; provided, that notwithstanding the foregoing, if Tenant has exercised any of Tenant's expansion options set forth in Article 22 of this Lease prior to July 12, 2001, Tenant shall not have the right to terminate this Lease pursuant to this section.

         In no event shall the identity hereby granted to Tenant be subleased or assigned without permission of Landlord, which permission may be withheld in Landlord's sole discretion. If after having exercised any of the rights provided in Sections 7.08.1.1, 7.08.1.2 or 7.08.1.3 of this Lease, Tenant exercises its option set forth in Article 24 below or otherwise reduces the size of the Net Rentable Area of the Leased Premises such that it is less than 188,000 square feet of Net Rentable Area (or assigns this Lease or subleases a part of the Leased Premises such that Tenant is no longer occupying 188,000 square feet of Net Rentable Area), then Landlord shall have the right and option to require Tenant to remove all or any part of such signage and reception desk at Tenant's sole cost and expense. If Landlord exercises such right, Tenant shall cause such sign(s) and reception desk to be removed within 45 days following Landlord's exercise of such right of removal. Design, construction, installation, repair, replacement and removal of such signage shall constitute Tenant Work.

         7.09 TENANT'S COMPLIANCE. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any excess costs as described above upon demand by Landlord shall constitute a breach of obligation to pay Rent under this Lease and shall entitle the Landlord to the rights herein granted for such breach.

         7.10 MODIFICATIONS. Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and service as may be required by law or as may become common in Class A office buildings in the Galleria are of Houston, Texas (of similar age to the Building).

                                   ARTICLE 8.

                             REPAIR AND MAINTENANCE

         8.01 REPAIRS AND MAINTENANCE BY LANDLORD. Landlord shall, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage, in a manner commensurate with other Class A buildings (of similar age as the Building) in the Galleria area of Houston, Texas, to the Building corridors, lobby, structural members of the Complex, and equipment used to provide the services referred to in Article 7. of this Lease, unless any such damage is caused by acts or omissions of Tenant, its agents, customers, employees, invitees, or guests, in which event Tenant will bear the cost of such repairs to the extent not paid for by insurance carried, or required to be carried, by Landlord under this Lease. Tenant will promptly give Landlord written notice of any damages to the Leased Premises requiring repair by Landlord, as aforesaid. The obligation of Landlord to maintain and repair the Leased Premises shall be limited to "building standard" items.

         8.02 LANDLORD'S OPTION TO REPAIR. Subject to Section 8.01. of this Lease, unless otherwise stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character on the Leased Premises during the term of this Lease, except such repairs as may be required for normal maintenance operations. Non-"building standard" leasehold improvements will, at Tenant's written request, be maintained by Landlord at Landlord's cost, plus an additional charge, to cover overhead (of fifteen percent (15%) of Landlord's cost thereof), which total cost shall be billed to and paid by Tenant; or Tenant may repair without incurring overhead charges.

         8.03 REPAIRS AND MAINTENANCE BY TENANT. Tenant shall, at its own cost and expense, repair or replace any damage or injury done to the Complex, or any part thereof, caused by Tenant or Tenant's agents, customers, employees, invitees or guests; provided however, if Tenant fails to make such repairs or replacement promptly after receipt of notice of the need for such repairs or replacements, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay the cost thereof, plus an additional charge of fifteen percent (15%) to cover Landlord's overhead, to the Landlord on demand. Tenant agrees not to commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of this Lease, by lapse of time or otherwise, to deliver up said Leased Premises to Landlord in as good condition as at date of possession by Tenant, ordinary wear and tear, casualty and condemnation excepted, and upon such termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

         8.04 STANDARD OF REPAIR. Notwithstanding anything hereto the contrary, all repairs and maintenance by Tenant are subject to the provisions of Article
3. for Tenant Work.

                                   ARTICLE 9.

                             ADDITIONS AND FIXTURES

         9.01 REMOVAL. Tenant may remove its trade fixtures, office supplies, telecommunications and movable office furniture and equipment not attached to the Complex provided: (i) such removal is made prior to the expiration or earlier termination of the term of this Lease; (ii) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal; and
(iii) Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises acquired with funds advanced pursuant to Section
3.03. or Section 22.06 of this Lease or any other improvement allowance provided by Landlord under this Lease, all "building standard" improvements and any alteration or addition to the Leased Premises and/or Complex (including wall-to-wall carpeting, paneling or other wall covering), and any other articles permanently attached or affixed to the floor, wall, ceiling or system of the Complex or the Leased Premises shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease, Tenant hereby waiving all rights to any payment or compensation therefore. If, however, Landlord so requests in writing, Tenant will, prior to the expiration or earlier termination of the Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed, without Landlord's approval, by Tenant, exclusive of the existing improvements in place at the time of the Execution Date, in the Leased Premises and/or Complex and will repair any damage caused by such removal.

         9.02 CHANGES BY LANDLORD. Landlord shall have the right at any time to change the arrangement, location and/or size of public entrances or passageways, doors, doorways, and corridors, toilets or other public parts of the Complex, and, upon giving Tenant reasonable notice thereof, and, subject to Section
7.08.1 above, to change the name or number (but in the case of the numerical street address, only as shall be required by the United States Post Office) by which the Building is commonly known.

         9.03 TELECOMMUNICATIONS EQUIPMENT. Subject to the terms and provisions of this Section 9.03, Tenant shall have the right, without the obligation to pay additional rental, to install, or cause its vendors to install, operate, repair, and maintain upon the roof of the Building, together with cabling and conduit therefor as permitted hereby, equipment transmitting telecommunications signals ("Telecommunications Equipment"). Such Telecommunications Equipment may be used by Tenant (and its permitted assignees and sublessees) solely for the purpose of receiving and transmitting signals for the conduct of Tenant's (or, as the case may be, its permitted assignees or sublessees) normal and customary business, and shall not be used to transmit or receive signals for the benefit of any other party. Prior to installing the Telecommunications Equipment, Tenant shall make a written request therefor to Landlord, which written request shall contain Tenant's designation and description of all equipment to be installed (including, without limitation, all antennae, cabling and wiring) as well as the type, make and model of the Telecommunications Equipment. Such writing shall also designate Tenant's proposed location therefor, all of which shall be subject to the prior written approval of Landlord which may be withheld or given in its reasonable discretion. In any event, before making any installations on the roof of the Building, in order to prevent damage to the roof or avoiding other problems with enforcement of the warranty of the roof, Tenant agrees to
(i) provide Landlord and Landlord's roofing contractor or other designee with Tenant's plans and specifications for any such installation and (ii) obtain such roofing contractor's prior written confirmation that its warranty or other obligations with respect to the roof shall not be affected by such installation. At the option of Landlord, Tenant will, at its sole cost and expense, have such roofing contractor perform any work that affects the roof or roof warranty or have such roofing contractor present during such installation. Once such installation has been made, Tenant will not make any alterations without obtaining the prior written consent of Landlord, such consent not to be unreasonably withheld. Tenant shall install all equipment at the sole cost, expense and risk of Tenant and shall do so in a good and workmanlike manner in compliance with all federal, state and local building, electric, telecommunications safety codes, ordinances, statutes, regulations and laws including, without limitation, those of the Federal Communications Commission. Tenant, at its sole cost and expense shall obtain and maintain any and all permits and licenses necessary for the operation of the Telecommunications Equipment and shall deliver true and correct copies thereof to Landlord upon Landlord's request therefor. Landlord may, at any time, require that Tenant relocate, at Landlord's sole cost, expense and risk, the Telecommunications Equipment to another location on the roof of the Building, together with all wire and antennae therefor, such relocation to be accomplished within thirty (30) days after written notice thereof from Landlord to Tenant. Tenant shall be solely responsible for all personal property or other taxes assessed against Landlord or the Building as a result of the Telecommunications Equipment. Tenant agrees to indemnify, defend and hold harmless the Landlord, Landlord's Mortgagee, and their respective partners, officers, directors, agents and employees, from any and all claims, costs, liabilities, damages, judgments, suits or other causes of action or liabilities arising out of, directly or indirectly, entry upon the roof by Tenant, its agents, contractors, employees, for the purpose of installing and maintaining the Telecommunications Equipment or otherwise relating to the use or operation thereof. In no event shall Landlord be responsible for any interruption in services to the Telecommunications Equipment nor interference in the receipt or transmission of signals thereto or therefrom. Landlord agrees that it shall not, except as required by law, permit any other party to install, after the Execution Date, telecommunications equipment on the roof of the Building which propagates a signal that materially interferes with the operations of the Telecommunications Equipment. Similarly, Tenant agrees that its Telecommunications Equipment shall not interfere with any telecommunications equipment on the roof of the Building as of the Execution Date. All design, construction, installation, maintenance and repair of the Telecommunications Equipment shall constitute Tenant Work.

         9.04 AMERICANS WITH DISABILITIES ACT ("ADA"). Landlord, at its expense (and not as part of Basic Cost), shall make any changes or alterations to the Complex (exclusive of the Leased Premises) required for the Complex to comply with Americans With Disabilities Act of 1990, and its rules as in effect as of the Execution Date ("ADA"). Tenant acknowledges that it has been advised by Landlord that Landlord has adopted, and is implementing, a plan for modifications to the Building (excluding the Leased Premises) such that the same will comply with ADA. All of the Tenant Work shall comply with ADA and Tenant shall be responsible for insuring that all restrooms, drinking fountains and other areas within the Leased Premises comply with ADA.

         9.05 TELECOMMUNICATIONS PROVIDERS. In the event Tenant wishes to use, at anytime during the term of this Lease, the services of a telecommunications provider whose equipment or service is not then in the Building, no such provider shall be entitled to enter the Building or commence providing such service without first obtaining the prior written consent of Landlord, which shall not be unreasonably withheld. To the extent permitted by law, Landlord may condition its consent on such matters as Landlord deems appropriate including, without limitation, (i) such provider agreeing to an easement in form and substance satisfactory to Landlord, (ii) Landlord having been provided and approved the plans and specifications for the equipment to be installed in the Building,
(iii) Landlord has received, prior to the commencement of such work, such indemnities, bonds or other financial assurances as landlord may require, (iv) the provider agreeing to abide by all Building rules and regulations, and agreeing to provide Landlord an "as built" set of plans and specifications, (v) the provider agreeing to pay Landlord such compensation as Landlord determines to be reasonable, and (vi) Landlord having reasonably determined that there is adequate space in the Building for the placement of all of such provider's lines and equipment taking into account the prospective cabling and equipment needs of existing service providers and reasonably anticipated future service providers to ensure that other tenants in the Building have similar access to telecommunication services as Tenant.

                                  ARTICLE 10.

                                    PARKING

         10.01 BASIC PROVISIONS. Subject to the provisions of Section 10.04 of this Lease, Tenant shall, at all times during any term of this Lease and at no additional charge to Tenant (except as provided in Section 10.03 below), have parking rights for vehicles in the Building Parking Garage at a ratio of four
(4) cars per 1,000 square feet of Net Rentable Area contained within the Leased Premises; provided, that the maximum number of spaces Landlord is obligated to provide Tenant for the first twelve (12) floors of the Building leased and occupied by Tenant is 960, with no more than thirty (30) of such spaces being designated "reserved" and assigned per EXHIBIT I. For the Initial Leased Premises, Tenant shall have the right to 754 spaces, with thirty (30) of such spaces being "reserved"; as Tenant leases additional space in the Building (if at all), Tenant shall be entitled to four (4) additional spaces per each 1000 square feet of Net Rentable Area leased provided that with regard to space leased in the Building in excess of twelve (12) floors, Tenant shall be entitled to only three (3) parking spaces for each 1000 square feet of Net Rentable Area leased. No specific spaces in the Building Parking Garage are to be assigned to Tenant, except in the case of such 30 reserved parking spaces, but Landlord will issue to Tenant the aforesaid number of parking stickers or tags, each of which will authorize parking in the Building Parking Garage of a vehicle on which the sticker or tag is displayed, or Landlord will provide a reasonable alternative means of identifying and controlling vehicles authorized to be parked in the Building Parking Garage. Landlord may designate the area within the Building Parking Garage for reserved and unreserved parking (but Tenant's reserved parking shall be in the locations shown on EXHIBIT I attached hereto), and Landlord may change such designations from time to time. Landlord may make, modify and enforce reasonable rules and regulations relating to the parking of vehicles in the Building Parking Garage, and Tenant will abide by such rules and regulations. The rules and regulations in effect as of the date of this Lease are attached hereto as a part of EXHIBIT C and initialed for identification by both parties. Subject to the other terms hereof, Landlord may operate or sublease operation of the garage. Tenant's visitors shall park in the Building Parking Garage at no charge for the primary term plus any renewals thereof. Parking ratios set forth herein shall be applicable for expansion space leased by Tenant.

         10.02 PARKING INFORMATION. Tenant shall provide to Landlord, within five (5) days of written request by Landlord, license numbers and other information requested for all Tenant's vehicles parking in the Building Parking Garage, and shall notify Landlord immediately of any change in such information, provided the information contained in the initial request shall be provided by Tenant within thirty (30) days. Landlord and Tenant hereby agree that no vehicles operated by Tenant or Tenant's employees or guest shall be parked in or around the Complex other than in the Building Parking Garage.

         10.03 GARAGE ADDITION. Notwithstanding the provisions of Section 10.01 above, it is understood that the Building Parking Garage as it exists on the Execution Date is capable of providing a ratio of 3 spaces for each 1000 square feet of Net Rentable Area in the Building. Landlord believes, however, that with efficient garage management such limitation will not restrict or prevent Tenant from obtaining the use of the parking rights assigned to it under Section 10.01. of this Lease. Should Landlord, Tenant and a recognized parking consultant mutually selected by Landlord and Tenant agree that Tenant actually requires but is being denied, on a reasonably consistent basis, the use of all spaces assigned to Tenant under Section 10.01 of this Lease (for reasons other than repair, maintenance, or events of casualty) and Landlord is not able to provide Tenant with alternatives, satisfactory to Tenant in its discretion exercised reasonably which discretion shall include consideration of the rates to be charged Tenant for such alternative spaces, to relieve such situation (such as, by way of example and not limitation, providing Tenant use of surface lots in reasonable proximity to the Building), Landlord agrees to add a minimum of one
(1) floor and a maximum of two (2) floors to the Building Parking Garage, which shall provide approximately 150 maximum additional spaces per floor, or 300 spaces total (the "Garage Addition") for use of the Building, provided, if a second floor is required, Tenant shall pay all costs relative to adding the second floor. If the Garage Addition is constructed, Tenant shall be required to lease all of the spaces on the first floor of the Garage Addition for the balance of the initial 94-month term of this Lease (and during any renewal term hereof) at the rate of One Hundred and No/100 Dollars ($100.00) per space per month, but there shall be no charge for spaces used by Tenant on the second floor of the Garage Addition. Landlord's obligation to construct the Garage Addition is subject to all of the following conditions: (i) the final determination of the need therefor is made prior to the day which is four (4) years prior to the scheduled expiration of the then term of this Lease, (ii) Landlord is able to secure all licenses and permits for such construction as may be required by applicable law, codes, and ordinances, (iii) Tenant waives its rights under Article 24 of this Lease by instrument in form and substance reasonably satisfactory to Landlord, and (iv) in the case where the second floor is to be constructed, Tenant makes arrangements satisfactory to Landlord for payment of all costs and expenses of the design and construction thereof.

         Tenant's obligations to pay for the parking charges set forth in the prior paragraph hereof and to pay to costs of the second floor garage addition are subject to modification in accordance with this paragraph. If at the time the building of the Garage Addition is triggered under the preceding paragraph of this Section 10.03 other tenants in the Building have, in the aggregate, parking rights to use spaces at a ratio of greater than 3 spaces for each 1000 square feet of net rentable area in the Building leased by such tenants (the number of spaces in excess of such ratio of 3 per 1000 square feet of Net Rentable Area which such other tenants have the right to use being referred to in this paragraph as the "Excess Parking Rights"), then (x) Tenant's obligation to pay for the spaces on the first floor of the Garage Addition shall be reduced one space for each space of Excess Parking Rights, and (y) if the second floor of the Garage Addition is constructed and there are Excess Parking Rights then outstanding, then (i) Landlord shall bear a ratable share of the costs incurred by Tenant to construct such second floor of the Garage Addition (such ratable share being a fraction, the numerator of which is the total number of spaces comprising the Excess Parking Rights and the denominator of which is the total number of parking spaces on the second floor of the Garage Addition), and (ii) Tenant shall pay to Landlord One Hundred and No/100 Dollars ($100.00) per space per month for a number of spaces on the second floor of the

Garage Addition equal to the number of spaces comprising the Excess Parking Rights. An example of the operation of the provisions of this paragraph is as follows: Assume that the Excess Parking Rights is comprised of 50 spaces. Further assume that both the first and second floor of the Garage Addition have 150 spaces each. In this example, Tenant would pay for only 100 of the spaces on the first floor of the Garage Addition (i.e., 150 spaces on the first floor less the 50 spaces comprising the Excess Parking Rights). Further in this case, if the second floor of the Garage Addition is constructed, Landlord would pay for one-third (1/3rd) of the costs incurred by Tenant to design and construct the second floor of the Garage Addition (i.e., the 50 spaces comprising the Excess Parking Rights is 1/3rd of 150 spaces) but Tenant would pay to Landlord One Hundred Dollars ($100.00) per space for 50 of the spaces on the second floor of the Garage Addition.

         Finally, Landlord agrees that Landlord shall not, after the Execution Date, execute leases covering space in the Building granting the tenants under such leases rights to use, in the aggregate, more than 3 parking spaces in the Building Parking Garage per 1000 square feet of net rentable area in the Building leased by such tenants.

         10.04 VISITOR PARKING. Commencing on the commencement of the term of this Lease, Tenant shall have the right to use, at no charge to Tenant or its customers, thirteen (13) visitor parking spaces in the Building Parking Garage, such spaces being shown on EXHIBIT K attached hereto. Such thirteen (13) spaces shall comprise a part of (and accordingly reduce the number of) spaces Landlord is obligated to provide Tenant under Section 10.01 of this Lease. Landlord shall, at Tenant's cost, post signs reflecting that such spaces are visitor parking for Tenant's customers but shall not otherwise have any obligation to police the use thereof or to tow any vehicle therefrom.

                                  ARTICLE 11.

                             FIRE AND OTHER CASUALTY

         11.01 REPAIRS. In the event of a fire or other casualty in the Leased Premises or the Complex, Tenant shall immediately give notice hereof to Landlord, and, subject to the other terms and conditions hereof, Landlord shall use its commercially reasonable efforts to cause the repairs to be made with due diligence and reasonable dispatch, provided, however, that Landlord shall not be required to repair or replace furnishings, furniture, or other personal property which Tenant may be entitled to remove from the Leased Premises or any property improvement constructed and installed by or for Tenant in excess of "building standard" as shown on EXHIBIT B attached hereto. If the Leased Premises, or any portion thereof, shall be partially destroyed by fire or other casualty so as to render the Leased Premises, or any portion thereof, untenantable, the rental herein shall proportionately abate from the date of such casualty until such time as the Leased Premises, or such damaged portion thereof, are made tenantable. Within ninety (90) days following the date of such casualty, Landlord shall give Tenant written notice of the reasonable estimate from a responsible contractor selected by Landlord of the time estimated to restore the Leased Premises (measured from the day which is 90 days following the date of the casualty) to "building standard" condition and whether Landlord elects to do so. In the event Landlord's contractor's estimate of the time to restore the Leased Premises (measured from the day which is 90 days following the date of the casualty) to "building standard" condition exceeds 180 days, Tenant shall have the right and option to terminate this Lease upon notice to Landlord within 15 days following Tenant's receipt of Landlord's contractor's estimate. If neither Landlord nor



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

Tenant terminates this Lease, this Lease shall continue in full force and effect and such repairs will be made within a reasonable time thereafter, not to exceed one hundred and eighty (180) days (measured from the day which is 90 days following the date of such casualty), subject to delays arising from shortages of labor or material, strikes, acts of God, war or other conditions beyond Landlord's reasonable control, provided, however, that Landlord shall use its commercially reasonable efforts to not interfere with Tenant's use and occupancy of the portion of the Leased Premises not destroyed or damaged. No damages, compensation, or claims shall be payable by Landlord for any inconvenience, loss of business, or annoyance arising from such repair and reconstruction. Tenant and Landlord agree that the term of this Lease shall be extended by a period of time equal to the period of such repair and reconstruction. The obligations of Landlord with regard to re-construction are conditioned upon the consent of Landlord's Mortgagee to the use of proceeds of insurance for such purposes. So long as the same do not interfere with Landlord's repair, reconstruction and restoration activities, Tenant shall not be obligated to remove its equipment, furniture or furnishings from the Leased Premises during such reconstruction and restoration activities.

         11.02 TERMINATION. In the event such destruction results in one-half (1/2) or more of the Leased Premises being untenantable for a period, reasonably estimated by a responsible contractor selected by Landlord, to be nine (9) months or longer after such destruction, Landlord shall so notify Tenant promptly in writing and then either Landlord or Tenant may cancel this Lease by delivering written notice thereof to the other party given within thirty (30) days after Landlord's contractor provides such estimate in accordance with
Section 11.01 of this Lease. If Landlord does not so terminate this Lease, then such written notice shall also state whether Tenant has the right to elect to terminate this Lease pursuant to the foregoing provisions of this Article 11. and if so, Tenant must exercise such right of termination, if at all, by giving written notice thereof within not more than thirty (30) days after said written notice from Landlord to Tenant.

         11.03 RENT. In the event the Leased Premises, the Building or Building Parking Garage shall be so damaged that Landlord shall decide not to rebuild to the same or substantially the same condition as immediately prior to such fire or other casualty, then all rent owed up to the time of such destruction or termination, as set forth in Section 11.02., shall be paid by Tenant and thenceforth this Lease shall cease and come to an end. In the event that this Lease is terminated as herein permitted, Landlord shall refund to Tenant the prepaid rent (unaccrued as of the date of damage or destruction) and the Letter of Credit (if still outstanding), if any, less any sum then owing Landlord by Tenant.

         11.04 WAIVER. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Leased Premises, the Building or the Building Parking Garage, and (b) such party is then covered (or is required under this Lease to be covered) in whole or in part by insurance with respect to such loss, cost, damage or expense, or (c) such loss is caused by a peril which is insured under Texas standard, multi-peril insurance (regardless of whether the party suffering the loss is actually insured), then the party suffering such loss hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense, and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof EVEN IF SUCH LOSS IS CAUSED BY THE NEGLIGENCE OF THE OTHER PARTY HERETO; provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided, that in the case of increased cost, the other party shall have the right, within thirty (30) days following receipt of written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect). Landlord and Tenant shall use their respective commercially reasonable efforts to obtain such a release and waiver of subrogation from their respective insurance carriers and shall immediately notify the other of any failure to obtain or maintain the same.

                                  ARTICLE 12.

                                   INSURANCE

         12.01 LANDLORD'S INSURANCE. Landlord shall, at its sole cost and expense, all risk property insurance on the portion of the Complex constructed by Landlord, including "building standard" leasehold improvements, in such amounts and with such deductibles as desired by Landlord or as may be required by Landlord's Mortgagee, provided that such amounts shall not exceed amounts reasonably deemed standard for the general quality and character of the Complex. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or Landlord's Mortgagee may reasonably determine desirable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, payments for losses thereunder shall be made solely to Landlord, subject to the rights of the holder of any first lien mortgage or deed of trust which may now or hereafter encumber the Building or Building Parking Garage.

         12.02 TENANT'S INSURANCE. Tenant shall maintain at its expense all risk property insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises and on its non-"building standard" leasehold improvements and all additions and improvements made by Tenant. Tenant shall also maintain, at its sole cost and expense, commercial general liability insurance, including contractual liability insurance, issued by and binding upon some solvent insurance company approved in writing by Landlord, with limits of liability of at least $5,000,000 with respect to death of or injuries to one or more persons and at least $5,000,000 with respect to loss of or damage to property. Tenant shall cause Landlord to be named as an additional insured under such policies and shall furnish Landlord with certificates of insurance. Such policies of insurance shall contain an endorsement that such policies cannot be amended or modified as to Landlord without fifteen (15) days prior written notice.

         12.03 LEGAL USE AND VIOLATION OF INSURANCE COVERAGE. Subject to the provisions of Article 6., Tenant shall not occupy or use or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire or use of materials, or permit anything to be done which would in any way increase the rate of fire or other insurance coverage on said Building, the Building Parking Garage and/or their contents. In addition to Landlord's other rights and remedies, in the event of a breach by Tenant under this Section 12.03., Tenant shall reimburse Landlord upon demand for any increased insurance premiums resulting from such breach. In determining whether increased premiums are a result of Tenant's use of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Building or the leasehold improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Leased Premises and in the event Tenant fails to comply within thirty (30) days of notice or demand under this Section 12.03., (but without additional notice or demand in the case of fire or life safety situations) Landlord may enter upon the Leased Premises and attempt to remedy such condition, in which event Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Leased Premises EVEN IF CAUSED BY THE NEGLIGENCE OF LANDLORD, ITS AGENTS, CONTRACTORS OR EMPLOYEES, but excluding damages caused by Landlord's gross negligence.

                                   ARTICLE 13.

                            ASSIGNMENT AND SUBLETTING

         13.01 LANDLORD'S OPTION. Tenant shall not have the right to assign this Lease or sublet any portion of the Leased Premises, except in accordance with this Article 13. In the event Tenant should desire to assign this Lease or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall be accompanied by the following information: the identity of the assignee or sublessee and the most current audited financial statements of such party (or if there is none, a current financial statement certified by such party's chief financial officer or general partner [if a partnership] as being true and correct), a description of the space to be subleased, in the case of a sublease, and the proposed terms and conditions of the sublease (in the case of a sublease). Landlord shall then have a period of fifteen (15) days following receipt of such notice and information within which to notify Tenant in writing that Landlord elects either (1) to permit Tenant to assign or sublet such space; if however, the rental rate agreed upon between Tenant and sublessee is greater than the rental rate that Tenant must pay Landlord, then such excess rental received, less any portion of the excess rental thereof for any reasonable costs directly associated with securing the sublessee or assignee, shall be equally shared by Landlord and Tenant and Landlord's portion shall be deemed additional rent owed by Tenant to Landlord and shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Rental as outlined in Article 4. of this Lease, or (2) to refuse to consent to Tenant's assignment or subleasing such space. If Landlord should fail to notify Tenant in writing of such election within said fifteen (15) day period, Landlord shall be deemed to have elected option (2) above. If Landlord elects to exercise option (1) above with regard to a sublease, Tenant agrees to provide, at Tenant's expense, direct access from such sublet space to a public corridor of the Building.

         13.02 CONDITIONS FOR APPROVAL TO SUBLEASE/ASSIGNMENT. Landlord shall not unreasonably withhold or delay granting permission to an assignment of this Lease or to a sublease proposed by Tenant; provided, however, it is agreed that a withholding of said permission by Landlord to a proposed assignment or sublease shall be based on certain conditions which, in Landlord's good faith judgment, shall be deemed reasonable cause for withholding permission and shall not be deemed unreasonable. Approval by Landlord shall not be unreasonably withheld, provided:

         (1) The usage permitted thereunder would not conflict with the exclusive usage rights granted to any other tenant in the Building;

         (2) The proposed assignee or sublessee meets the Tenant requirements of
         Article 6. and, in the event of assignment, has sufficient financial net worth to perform its obligations under this Lease;

         (3) The occupancy by the proposed assignee or sublessee would not create unreasonable elevator loads or otherwise interfere with standard building operations;

         (4) The proposed assignee or sublessee would not use the Leased Premises for any use which would diminish the value or reputation or alter the first class character of the Building;

         (5) In the event of assignment, the proposed assignee must expressly assume and agree to perform all obligations of Tenant under the Lease and Tenant shall confirm, in writing, its obligations under this Lease; and

         (6) In the case of a sublease or assignment, the sublessee or assignee is not then a tenant in the Building or someone with whom (directly or through such party's broker) Landlord has held substantive discussions regarding lease of space in the Building.

         An assignment pursuant to Section 13.03 of this Lease shall not require Landlord's prior written consent so long as the proposed assignee meets the requirements of said Section 13.03 of this Lease.

         In no event, however, shall any assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, and Tenant and Tenant's assignee or sublessee shall remain jointly and severally liable hereunder. Expansion options, renewal options, and preferential right to lease provisions, if applicable, shall not be assigned or subleased, other than to a successor entity as described in Section 13.03 hereinbelow. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this Article 13. Of this Lease shall be void.

         13.03 CORPORATE CONDITIONS. Any transfer of this Lease from Tenant by merger, acquisition, consolidation or dissolution or any change in ownership or power to vote a majority of the voting stock in Tenant outstanding at the time of the Execution Date or the acquisition of all stock of Tenant by any corporation, or the merger of Tenant into a corporation, shall, except as provided below in this section, constitute an assignment prohibited by this Lease. For purposes of this Section 13.03., the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation involved. If Tenant should become partnership, then any withdrawal or change of any of the general partners shall constitute an assignment for purposes of this Lease.

         Notwithstanding the foregoing, the following shall not constitute an assignment of this Lease: (i) if Tenant is a corporation, the addition or withdrawal of stockholders, or (ii) the assignment of this Lease to any successor of Tenant (A) into which Tenant is merged or consolidated, or (B) arising from the transfer of Tenant's interest under this Lease made in conjunction with a transfer of all or substantially all of the assets of Tenant, or (iii) such assignment is made to any entity controlled by, controlling, or under common control with Tenant so long as in each of the circumstances described in (i) and (ii) above in this paragraph, the surviving corporation or assignee shall (1) assume the obligations of Tenant hereunder in a writing which provides that the assumption therein is for the express benefit of Landlord and Landlord's Mortgagee, and (2) shall have a Net Worth (defined below) equal to or greater than $100,000,000.

         For purposes hereof, "Net Worth" means total assets (valued at cost less normal depreciation), less all liabilities (including contingent and indirect liabilities), all determined in accordance with generally accepted accounting principles. The term "liabilities" shall include, without limitation,
(i) indebtedness secured by liens on property of the person with respect to which Net Worth is being computed whether or not such person is liable for the payment thereof; (ii) deferred liabilities; and (iii) obligations under leases which have been capitalized.

         13.04 EFFECT OF CONSENT. Consent by Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction. If this Lease be assigned or if the Leased Premises be subleased (whether in whole or in part), or in the event of the mortgage, pledge or hypothecation of the leasehold interest, or grant of any concession or license within the Leased Premises without the prior written permission of Landlord, or if the Leased Premises be occupied in whole or in part by anyone other than Tenant, without the prior written permission of Landlord, Landlord may nevertheless collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and apply the net amount collected to the rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties and obligations hereunder.

         13.05 FEES. In any case where Landlord consents to any such assignment, sublease or other transaction, Landlord may require that Tenant pay Landlord a reasonable sum for (x) the time expended by Landlord in evaluating and responding to the same (which sum shall be the product of $300 times the number of hours expended by Paul F. Barnhart, Jr. or Donald L. Morgan or their successors in this regard) and (y) attorneys' fees (not to exceed $5,000) arising out of or incident to such transaction, and that the sublessee or assignee pay Landlord a reasonable sum for any assistance Landlord may provide upon request in moving the sublessee or assignee in and out of Leased Premises and the Building, but Landlord shall not be obligated to provide such assistance.

                                  ARTICLE 14.

                                  SUBORDINATION

         14.01 SUBORDINATION. This Lease is and shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the Building and Building Parking Garage and/or the land upon which the Building and Building Parking Garage are situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building and Building Parking Garage and/or land upon which the Building and Building Parking Garage are situated or on or against the Landlord's interest or estate therein, or on or against any ground or underlying lease, and to all renewals, modifications, consolidations, replacements and extensions of any such leases, mortgages or deeds of trust, without the necessity of having further instruments on the part of Tenant to effectuate such subordination; provided, however, that at the option of any such lessor or mortgagee, this Lease shall be superior to the lease or mortgage of such lessor or mortgagee. This Lease is further subordinate to (a) all applicable ordinances of the city in which the Building is located, relating to easements, franchises, and other interest or rights upon, across, or appurtenant to the Building or Building Parking Garage or the land upon which the same are situated and (b) all utility easements and agreements. Any person or entity, whether one or more, that owns such leases, mortgages or deeds of trust, net profit, partnership venture or equity interest in the Complex shall hereinafter be referred to as "Landlord's Mortgagee". Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such consent or further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, Tenant shall, upon demand, attorn to the lessor under said ground and underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust

         Concurrent herewith, Landlord has provided Tenant a subordination, non-disturbance and attornment agreement (a "SNDA") from Red River Limited Partnership, the Landlord's Mortgagee as of the Execution Date, the form of which is attached hereto as EXHIBIT L.

         Notwithstanding the foregoing, this Lease shall not be subordinate to any ground lease or deed of trust or mortgage lien hereafter placed against the Building or Building Parking Garage unless Landlord's Mortgagee offers to enter into a SNDA with Tenant in such Landlord's Mortgagee's standard form.

         14.02 MORTGAGEE. Notwithstanding any breach by Landlord, Tenant shall not have the right (without implying that such right exists) to terminate this Lease unless and until Tenant shall have given written notice, by certified or registered mail, to such Landlord's Mortgagee (if the names and addresses thereof have been furnished to Tenant) that Landlord is in default hereunder, specifying the nature of such default in detail, and such default shall have continued uncured for the cure period afforded Landlord's Mortgagee in the SNDA executed by it (following the expiration of the applicable cure period afforded to Landlord under this Lease) and for such additional time after such period as may be necessary for the Landlord's Mortgagee to pursue its remedies and obtain title to the Complex by foreclosure or otherwise if the default under the Lease is one which requires possession for the Landlord's Mortgagee to cure.

         14.03 FINANCING. If, in connection with financing or refinancing for the Building or with any ground or underlying lease, the lender, lessor, or financier shall request reasonable modifications in this Lease, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of Leased Premises.

                                  ARTICLE 15.

                                 EMINENT DOMAIN

         15.01 SUBSTANTIAL AND/OR PARTIAL TAKING. If all or substantially all of the Leased Premises shall be taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease and the estate hereby granted shall terminate on the date the condemning authority takes possession (upon such termination, the Letter of Credit shall be returned to Tenant). If only a part of the Leased Premises is taken, Landlord shall use reasonable efforts to provide Tenant substantially comparable space in the Building, if available, on the same terms provided for in this Lease (except that the term shall be co-terminous with the term hereof and Landlord shall have no obligation to provide any improvement allowance) and if such other space is not available, this Lease and the estate hereby granted shall, at the election of Landlord, either (i) terminate on the date the condemning authority takes possession by giving notice thereof to Tenant within thirty (30) days after the date of such taking possession, or (ii) continue in full force and effect as to that part of the Leased Premises not so taken and the Base Rental shall be reduced (from and after the date of such taking of possession) in the proportion that the number of square feet of Net Rentable Area contained in the Leased Premises so taken, if any, bears to the total number of square feet of Net Rentable Area contained in the Leased Premises immediately prior to such taking. If, as a result of such partial taking, the Leased Premises, a portion of the Building not including the Leased Premises, or the Building Parking Garage or access thereto, is affected in a manner that renders the Leased Premises untenantable or that substantially impairs Tenant's use of the remainder of the Leased Premises, or if more than fifty percent (50%) of the Leased Premises (or any lesser percentage which renders the remainder unusable for the purposes intended) shall be taken or condemned, then Tenant shall have the right to terminate this Lease by giving Landlord written notice thereof within thirty (30) days after the date condemning authority takes possession. Sale in lieu of condemnation to an authority having and asserting the power of eminent domain shall be a taking for purpose of this Lease.

         15.02 AWARDS. Landlord shall be entitled to the whole of any and all awards which may be paid or made in connection with any taking as described in
Section 15.01. above, and Tenant shall not be entitled to any of such awards, Tenant hereby expressly assigning to Landlord any and all right, title, and interest of Tenant now or hereafter arising in and to any such awards. Notwithstanding the foregoing, Tenant shall be allowed to assert, at Tenant's cost and expense, a separate claim for losses (in amounts in excess of all leasehold improvements allowances paid to Tenant under this Lease as of the date of such taking) for all above "building standard" improvements installed by Tenant, Tenant's trade fixtures, equipment, furniture and other movable equipment and for moving expenses and business interruption related, in each case, to such taking.

         15.03 TEMPORARY TAKING. Any temporary taking for a period of six (6) months or longer shall be treated in the same manner as provided for in Sections
15.01. and 15.02. above. In the event of any temporary taking of less than one
(1) month, all Base Rental shall be reduced or abated in proportion to the interference with Tenant's enjoyment of the Leased Premises, Landlord shall be entitled to all awards (except for use of or damage to Tenant's tangible property and/or to the extent that the award is stipulated to be for Tenant's unamortized, non-"building standard" leasehold improvements), Tenant shall have no liability with respect to the acts or omissions or the taking authority or for the performance of any of Tenant's obligations hereunder that Tenant is unable to perform, and otherwise this Lease shall continue in full force and effect.

                                  ARTICLE 16.

                            WAIVER OF LANDLORD'S LIEN

         Landlord hereby waives Landlord's statutory landlord's lien in and to Tenant's property from time to time located in the Leased Premises.

                                  ARTICLE 17.

                                     DEFAULT

         17.01 DEFAULT BY TENANT. Each of the following acts or omissions of Tenant, or occurrences shall constitute an "Event of Default":

         (1) Failure or refusal by Tenant to timely pay rent or other payments hereunder upon the expiration of five (5) days after written notice to Tenant is given; provided, that, after the Letter of Credit has been returned to Tenant, Landlord shall not be obligated to provide more than two (2) notices under this clause in any calendar year such that any failure by Tenant to pay rent or any other payment after the giving of such second notice shall automatically, without further notice, constitute default by Tenant;

         (2) Failure to perform or observe any other covenant or condition of this Lease by Tenant, upon the expiration of a period of twenty (20) days following written notice to Tenant of such failure, except that where such default or failure cannot, by its nature, reasonably be cured within such twenty (20) day period, then the length of the grace period for such default shall be extended, provided Tenant commences curing such default and/or failure within such twenty (20) day period and continues the curing thereof with due diligence, speed and continuity, but no longer than one hundred twenty (120) days in total;

         (3) The filing or execution or occurrence which has not been vacated within thirty (30) days of: a petition in bankruptcy or other insolvency proceeding by or against Tenant; or petition or answer seeking relief under any provision of the Bankruptcy Act; or an assignment for the benefit of creditors or composition; or a petition or other proceeding by or against the Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property or a proceeding by any governmental authority for the dissolution or liquidation of Tenant;

         (4) Failure to peacefully surrender the Leased Premises on expiration or termination of this Lease;

         (5) The occurrence of any other event herein provided to be an Event of Default;

         (6) Assignment or subletting without Landlord's consent or breach of any warranty or representation by Tenant.

         17.02 REMEDIES. Upon the occurrence of any Event of Default, as enumerated above, Landlord may, at Landlord's option, in addition to any other remedy or right given hereunder or by law or equity (but Landlord shall not be entitled to consequential damages) do any one or more of the following:

         (1) Terminate this Lease, in which event, Tenant shall immediately surrender possession of the Leased Premises to Landlord;

         (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease;

         (3) Alter locks and other security devices at the Leased Premises.

         17.03 NO ACCEPTANCE. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over Tenant's property within the Building. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devises are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any additional notice or legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

         17.04 TERMINATION. In the event Landlord elects to terminate this Lease by reason of an Event of Default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the Building Office, located at 5151 San Felipe, Houston, Texas, the sum of all rent and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the then present value of the rent reserved hereunder for the remaining portion of the term of the Lease (had such term not been terminated by Landlord prior to the date of expiration stated in Article 2 of this Lease), less the then present value of the then fair rental value of the Leased Premises for such period; the undersigned parties here stipulating that such fair rental value shall in no event be deemed to exceed sixty percent (60%) of the then present value of the rent reserved for such period. For purposes of determining present value under this Section 17.04 of this Lease, a discount rate of six percent (6%) shall be used.

         17.05 NON-TERMINATION. In the event that Landlord elects to repossess the Leased Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the Building office, located at 5151 San Felipe, Houston, Texas, the sum of all rent and other indebtedness accrued to the date of such repossession, plus rent required to be paid by Tenant to Landlord during the remainder of the term of this Lease until the date of expiration of the term as stated in Article 2 of this Lease, diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Section 17.06. of this Lease). In no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the rent herein reserved. Actions to collect amounts due Landlord by Tenant as provided in this
Section 17.05. of this Lease may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the term of this Lease. If Landlord elects to terminate Tenant's right to possession without terminating this Lease, Landlord shall have the right at any time thereafter to terminate this Lease, whereupon the foregoing provisions with respect to termination of this Lease will thereafter apply.

         17.06 ADDITIONAL COSTS. In case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord, at the Building office, located at 5151 San Felipe, Houston, Texas, in addition to any sum provided to be paid above: broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; the reasonable costs of removing and storing Tenant's or other property of any other occupant of the Leased Premises; the reasonable costs of repairing, altering, remodeling or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies including reasonable attorneys' fees. Past due rent and other past due payments shall bear interest from maturity at the maximum lawful rate per annum until paid.

         17.07 RELETTING. Notwithstanding the foregoing, to the extent (but no further) Landlord is required by applicable Texas law to mitigate damages, or is required by law to use efforts to do so, and such requirement cannot be lawfully and effectively waived (it being the intention of Landlord and Tenant that Tenant WAIVE such requirements to the maximum extent permitted by applicable law), Tenant agrees that Landlord shall not be deemed to have failed to mitigate damages, or the efforts required by law to do so, because:

         (i) Landlord leases other space in the Building which is vacant prior to re-letting the Leased Premises;

         (ii) Landlord refuses to relet the Leased Premises to any affiliate of Tenant, or any principal of Tenant, or any affiliate of such principal (for purposes of this section of the Lease, "affiliate" shall mean and refer to any person or entity controlling, under common control with, or controlled by the party in question);

         (iii) Landlord refuses to relet the Leased Premises to any person or entity whose creditworthiness is not acceptable to Landlord in the exercise of its reasonable discretion;

         (iv) Landlord refuses to relet the Leased Premises to any person or entity because the use proposed to be made of the Leased Premises by such prospective tenant is not general office use of a type and nature consistent with that of the other tenants in the portions of the Building leased or held for lease for general office purposes as of the date Tenant defaults under this Lease (by way of illustration, but not limitation, government offices, consular offices, doctor's offices or medical or dental clinics or laboratories, or schools would not be uses consistent with that of other tenants in the Building), or such use would, in Landlord's reasonable judgment, impose unreasonable or excessive demands upon the Building systems, equipment or facilities;

         (v) Landlord refuses to relet the Leased Premises to any person or entity, or any affiliate of such person or entity, who is or has been engaged in litigation with Landlord or any of its affiliates;

         (vi) Landlord refuses to relet the Leased Premises because the tenant or the terms and provisions of the proposed lease are not approved by the holders of any liens or security interests in the Building, or would cause Landlord to be in default of, or to be unable to perform any of its covenants or obligations under, any agreements between Landlord and any third party;

         (vii) Landlord refuses to relet the Leased Premises because the proposed tenant is unwilling to execute and deliver Landlord's standard lease form or such tenant requires improvements to the Leased Premises to be paid at Landlord's cost and expense; or

         (viii) Landlord refuses to relet the Leased Premises to a person or entity whose character or reputation, or the nature of such prospective tenant's business, would not be acceptable to Landlord in its reasonable discretion.

         17.08 LANDLORD PAYMENTS. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon Tenant shall be obligated and hereby agrees to pay Landlord, upon demand, all reasonable costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action. Landlord shall not be liable for any damages suffered by Tenant from such action whether caused by negligence of Landlord or otherwise.

         17.09 DEFAULT BY LANDLORD. In the event of any default by Landlord, Tenant's exclusive remedy except as provided by Section 7.05. of this Lease shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or except as provided in
Section 7.05, upon rent due Landlord), but prior to any such action, Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence) in which to cure any such default. Unless and until Landlord fails to so cure any default within the cure period after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and all such obligations shall be binding upon Landlord only during the period of its possession of the Building and not thereafter. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential damages or special damages.

         17.10 LANDLORD DEFINED. The term "Landlord" shall mean only the owner or owner's authorized agent, from time to time, of the Complex. Landlord and/or such owner shall have the right to transfer, assign or convey, in whole or in part, all its rights and obligations hereunder and in the Complex and property referred to herein, and in the event of the transfer by Landlord and owner of its interest in the Complex, Landlord and owner shall thereupon be released and discharged from all covenants and obligations of the Landlord and such owner thereafter accruing, but such covenants and obligations shall be binding during the term of the Lease upon each new owner for the duration of such owner's ownership. Landlord shall notify Tenant of any such transfer, assignment, or conveyance. All provisions of the Lease which limit or release liabilities or obligations of Landlord with respect to the Lease or the Complex, shall inure to the benefit of the owner from time to time of the Complex.

         17.11 INDEPENDENT OBLIGATIONS. The obligation of Tenant to pay all rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Except as otherwise provided herein, Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rent and other sums provided hereunder to be paid Landlord by Tenant.

         17.12 REMEDIES CUMULATIVE. Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

         17.13 NON-WAIVER. No provision of this Lease shall be deemed to have been waived by Tenant or Landlord unless such waiver is in writing and signed by Tenant or Landlord, as the case may be. Neither acceptance of rent or other amounts owed by Tenant to Landlord nor payment by Tenant to Landlord nor failure by either party to complain of any action, non-action or default of the other shall constitute a waiver of any of Landlord's or Tenant's rights hereunder. Nor shall any custom or practice which may grow up between the parties in the administration of the terms of this Lease be construed to waive or burden Landlord's or Tenant's right to insist upon strict performance of the terms of this Lease. Waiver by Landlord or Tenant of any right for any default of Tenant or Landlord shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. Receipt by Landlord of Tenant's keys to the Leased Premises shall not constitute acceptance of surrender of the Leased Premises.

                                  ARTICLE 18.

                             LIABILITY AND INDEMNITY

         18.01 Tenant agrees to indemnify and/or hold harmless Landlord and Landlord's partners, Landlord's Mortgagee, Barnhart Interests, Inc. and their respective agents, directors, officers, employees, invitees and contractors (collectively, the "Landlord's Indemnified Parties") from all claims, losses, costs, damages or expenses (including but not limited to attorney's fees) resulting or arising or alleged to arise from any and all injuries or death of any person or damage to any property caused by any act, omission, or neglect of Tenant and/or Tenant's directors, officers, employees, agents, invitees, contractors, customers, which occurs during the term of this Lease in or about the Leased Premises or any other place in the Complex to the extent caused by or otherwise arising out of Tenant's, its agents', contractors', employees', or invitees' use or occupancy of the Complex EVEN IF THE SAME IS CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE LANDLORD'S INDEMNIFIED PARTIES, IT BEING INTENDED THAT THE FOREGOING INDEMNITY EXTEND TO AND COVER THE NEGLIGENCE OF SUCH PARTIES BUT ONLY TO THE EXTENT SUCH NEGLIGENCE IS ALLEGED OR FOUND TO BE BASED IN WHOLE OR IN PART UPON AN ASSERTION OR FINDING THAT LANDLORD'S INDEMNIFIED PARTIES WERE NEGLIGENT IN ENTERING INTO, OR CONSENTING TO, THIS LEASE, NEGLIGENT IN GRANTING TENANT THE RIGHTS GRANTED TO TENANT HEREIN, OR NEGLIGENT IN FAILING TO SUPERVISE OR MONITOR TENANT'S, TENANT'S AGENTS, CONTRACTORS OR EMPLOYEES, ACTIVITIES ON OR ABOUT THE COMPLEX OR IN FAILING TO ENFORCE THE PROVISIONS OF THIS LEASE. Tenant agrees to use and occupy the Leased Premises and other facilities of the Complex at its own risk and hereby releases the Landlord's Indemnified Parties from all claims for any damage or injury to the full extent permitted by law, except to the extent that same arises out of the gross negligence or willful acts or omissions of the indemnified party. Except to the extent that same arises out of the gross negligence or willful acts and omissions of Landlord, none of the Landlord Indemnified Parties shall be liable to Tenant, and Tenant hereby waives all claims against Landlord's Indemnified Parties for: any damage or loss of any kind; for direct damages, consequential damages, loss of profits, business interruption and for any damage to and/or theft of property, death or injury to persons from any cause including, but not limited to, acts of other tenants, vandalism, loss of trade secrets or other confidential information; any damage, loss or injury caused by defect in the Leased Premises, Building or the Complex, pipes, air conditioning, heating, plumbing or by water leakage of any kind from the roof, walls, windows, basement or other portion of the Leased Premises, Building, or the Complex; or caused by acts of God, electricity, wind, storm, gas, oil, fire or any cause whatsoever in, on or about the Leased Premises, Complex, or any part thereof. The term "injury", as used in this Lease, shall include, without limitation, mental pain, suffering and anguish.

         18.02 Landlord agrees to indemnify and hold harmless Tenant and Tenant's agents, directors, officers, employees, invitees, and contractors from all claims, losses, costs, damages or expenses (including, but not limited to attorneys' fees) resulting or arising or alleged to arise from any and all injuries to or death of any person in or about the Complex (excluding the Leased Premises) caused by any act, omission or neglect of Landlord or Landlord's Indemnified Parties which occurs during the term of this Lease. With regard to injuries to or death of Tenant's directors, officers, employees, invitees, and contractors occurring in the Complex (but outside the Leased Premises) and caused by any act, omission or neglect of Landlord or Landlord's Indemnified Parties, Landlord shall indemnify Tenant from any claim made against Tenant in connection therewith. The indemnification obligations of Landlord set forth in this Section shall extend to the NEGLIGENCE OF TENANT TO THE EXTENT, BUT NO FURTHER, SUCH NEGLIGENCE OF TENANT IS ALLEGED OR FOUND TO BE BASED UPON AN ASSERTION OR FINDING THAT TENANT WAS NEGLIGENT IN FAILING TO SUPERVISE OR MONITOR LANDLORD'S ACTIVITIES ON OR ABOUT THE COMPLEX.

         18.03 No party shall have any right or claim against any of the Landlord's Indemnified Parties, for bodily injury (fatal or non-fatal) or property damage (whether caused by negligence or the condition of the Leased Premises, Building, or Complex) by way of subrogation or assignment, Tenant hereby waiving or relinquishing any such right, including without limitation any bodily injury or property damage caused by any of the Landlord's Indemnified Parties.

         18.04 Tenant agrees that none of the Landlord's Indemnified Parties shall be responsible or liable to Tenant, its directors, officers, employees, agents, representatives, customers, invitees, and/or guests, for bodily injury (fatal or non-fatal) or property damage occasioned by the acts of omissions of any other tenant or such tenant's directors, officers, employees, agents, customers, invitees, and/or guests within the Building and/or the Complex.

         18.05 The provisions of this Article 18. shall apply to all activities of Tenant with respect to the Leased Premises or Complex, whether occurring before or after the Commencement Date and before or after the expiration or termination of this Lease. Tenant's obligations under this Article 18. shall not be limited to the limits or coverage of insurance maintained or required to be maintained by Tenant under Article 12. of this Lease.

                                   ARTICLE 19.

                                     NOTICE

         19.01 Any notice which may or shall be required under the terms of this Lease shall be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, Return Receipt Requested and postage prepaid; if for Landlord, to the Building office, located at 5151 San Felipe, Houston, Texas 77056 and Mortgagee's office, Red River Limited Partnership, c/o LaSalle Investment Management, 100 East Pratt Street, Baltimore, Maryland 21202,
Attention: Rinse A. Brink; or, if for Tenant, to the Leased Premises. Such addresses may be changed from time to time by either party giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand or when postmarked if sent by mail).

         Notice to Tenant shall be sent to:

         BindView Development Corporation
         5151 San Felipe, 22nd Floor
         Houston, Texas 77056
         Attention: Chief Financial Officer and General Counsel


                                  ARTICLE 20.

                              ESTOPPEL CERTIFICATE

         20.01 CERTIFICATE. Tenant will, at such time or times as Landlord or Landlord's Mortgagee may request, sign a certificate stating: whether this Lease is in full force and effect; whether any amendments or modifications exist; whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested. Tenant hereby stipulates that it shall be reasonable for Landlord to request that the following agreements be made if requested by Landlord's Mortgagee: (a) that this Lease will not be modified, altered or amended in any way, without the prior written consent of Landlord's Mortgagee; (b) subject to provisions of Section 7.05. of this Lease, that Landlord and Tenant will not, without the prior written consent of Landlord's Mortgagee, agree to a cancellation of this Lease, nor will Tenant surrender its rights hereunder to Landlord (except in instances wherein the right to so do is expressly granted to Tenant under the other terms and provisions of this Lease); (c) that Landlord will not convey (or take any other action with respect to) Landlord's interest in the Leased Premises in a manner which would result in a merger of Landlord's estate in the Leased Premises with Tenant's leasehold under this Lease unless at the time of such conveyance Tenant assumes, in writing, any unpaid balance owing and to become owing to Landlord's Mortgagee which is secured by a collateral assignment of this Lease or security agreement; however, this does not prohibit an assignment of Landlord's interest in the Leased Premises to Tenant by assignment specifically made subject to this Lease and not having such merger effect; and (d) that Tenant will not prepay and Landlord will not accept prepayment of any installment or payment of rent more than thirty (30) days in advance of the due date thereof. In the event that Tenant should fail or refuse to sign a certificate in accordance with the provisions of this Article 20., within ten (10) days following written request by Landlord submitting one or more counterparts thereof to Tenant, and such failure continues for a period of five (5) days after Landlord sends a second request therefor (which second request shall be marked "SECOND REQUEST - FAILURE TO

RESPOND MEANS LANDLORD MAY ACT AS YOUR AGENT"), then such failure shall be deemed an admission by Tenant of the accuracy of the matters set forth in the certificate and Landlord shall have the authority to execute such certificate (in which case the same shall be binding upon Tenant) on behalf, and as the act and deed of, Tenant.

                                  ARTICLE 21.

                                 RENEWAL OPTIONS

         21.01 Provided that no Event of Default has occurred and is continuing and Tenant (or its permitted assignee) is occupying at least 50% of the Initial Leased Premises (Tenant shall not be deemed in occupancy for purposes of this clause of any space occupied by a subtenant of Tenant), then Tenant, upon giving Landlord at least eighteen (18) months but not more than twenty-four (24) months prior written notice in each instance, shall have up to four (4) successive options to renew the Lease with respect to (x) all of the Leased Premises or (y) a portion of the then Leased Premises in an amount not less than 120,000 square feet of Net Rentable Area (and then only in contiguous full floor increments), each for a period of either five (5) or ten (10) years and each at Fair Market Rental Rate, as hereinafter defined; provided, that, in no event shall Tenant's renewal rights permit Tenant to extend this Lease for a period of, in the aggregate, more than 20 years following the initial 94-month term hereof (e.g., if the first two renewal options exercised by Tenant are 10 years each, Tenant shall have no further rights to renew this Lease).

                  21.01.1 NOTICE/RENTAL RATE. Tenant shall, in the event Tenant intends to exercise said option(s), no earlier than three (3) months prior to the last date on which it is entitled to exercise said options, submit a written request to Landlord (which shall specify whether Tenant is electing to renew for 5 or 10 years) to provide Tenant with the good faith opinion of Landlord as to the Fair Market Rental Rate applicable to the Leased Premises (which shall also include the charges for parking rights granted to Tenant hereunder) for the next renewal period. On or before thirty (30) days after receipt of such written request, Landlord shall provide to Tenant, in writing, its good faith opinion as to such Fair Market Rental Rate. Tenant and Landlord, for a period not to exceed sixty (60) days thereafter, shall then attempt, in good faith, to agree upon such Fair Market Rental Rate. Tenant shall have the right, exercisable on or before the last day on which it can exercise its renewal option, to either (i) exercise such renewal option by giving written notice to Landlord based on the Fair Market Rental Rate, if any, previously agreed upon by both Landlord and Tenant, or (ii) exercise such renewal option, by written notice to Landlord (which notice shall also set forth Tenant's election to renew for a 5 or 10 year period [subject to the foregoing 20-year limitation], which election shall be irrevocable), without agreement as to the Fair Market Rental Rate in which event the arbitration process, as set forth below, shall be utilized to determine the Fair Market Rental Rate, or (iii) refuse to exercise such extension option either by notice to Landlord to such effect or by failing to give notice pursuant to Sections 21.01.1. or 21.01.2. of this Lease, as applicable on or before the last date upon which such option, as applicable, may be exercised, in which event Tenant shall have no further rights to renew or extend this Lease pursuant to this Article 21.

                  21.01.2 ARBITRATION. The following arbitration process shall be utilized to determine the Fair Market Rental Rate whenever such rate is to be determined by arbitration under the provisions of this Lease.

                           21.01.2.1 ARBITRATORS. If Tenant calls for
                  arbitration to determine the Fair Market Rental Rate then, on or before thirty (30) days after such notice is given to Landlord, Landlord and Tenant shall each provide written notice to the other of each party's final good faith estimate of such Fair Market Rental Rate ("Final Estimate") and each shall contemporaneously nominate and appoint one (1) arbitrator to determine such Fair Market Rental Rate. Upon the appointment of such two (2) arbitrators, said two arbitrators shall in good faith determine which of the Final Estimates of Landlord or Tenant most closely equals the Fair Market Rental Rate as of the commencement date of the renewal period in question. The two arbitrators shall afford Landlord and Tenant the right to submit evidence with respect to their respective Final Estimates and shall, with all possible speed, make their respective determinations, in writing, and give notice thereof to both Landlord and Tenant.

                           21.01.2.2 THIRD ARBITRATOR. If the two arbitrators
                  nominated by the parties are unable, within thirty (30) days after their appointment, to agree upon which Final Estimate most closely approximates the Fair Market Rental Rate then said arbitrators shall forthwith and within five (5) days thereafter appoint, in writing, a third arbitrator (who shall agree that his/her fee for services rendered as arbitrators shall not exceed the higher of the fees charged by the first two arbitrators) and shall give written notice of such appointment to both Landlord and Tenant. In the event the arbitrators appointed by the parties fail to appoint or agree upon such third arbitrator within said five (5) day period, a third arbitrator shall be selected by Landlord and Tenant if they so agree within the further period of five (5) days. If the initial two arbitrators fail to agree upon and appointing a third arbitrator within such time period, then Landlord or Tenant may apply to any state district court judge of the State of Texas, in Harris County, Texas, for the appointment of such arbitrator and the decision of such judge shall be binding on the parties. Within ten (10) days following appointment of the third arbitrator, Landlord and Tenant shall cause their respective arbitrators to provide such third arbitrator a statement of Fair Market Rental Rate (which may vary from their Final Estimates); such statement may be accompanied by such supporting materials as Landlord or Tenant may desire. Such third arbitrator shall determine which of the rates submitted to it by the parties most closely equals, in such third arbitrator's opinion, the Fair Market Rental Rate and shall give written notice thereof to the parties within thirty (30) days following his appointment. The third arbitrator's determination shall be controlling and binding on the parties hereto.

                           21.01.2.3 EXPENSES/SELECTION. Each party shall pay
                  for the services of the arbitrator it shall appoint and the parties shall share equally the cost of the services of the third arbitrator. In the event any arbitrator appointed as aforesaid shall thereafter die or become unable or unwilling to act in such capacity, such arbitrator's successor shall be appointed in the same manner as provided in this Section
                  21.01.2. for the appointment of the arbitrator so dying or becoming unable or unwilling to act. Any arbitrator appointed hereunder shall be a commercial real estate broker or a representative of an owner of one or more Class A office buildings in the Houston, Texas area who has been in active negotiation of office leases for space comparable to the Leased Premises during the immediately preceding five (5) year period and shall have no less than ten
                  (10) years experience in the Houston, Texas area in the field of commercial office leasing of the type comparable to the Leased Premises; provided, that, the third arbitrator selected must also be a person who has not performed services for Landlord or Tenant during the two (2) years immediately preceding his appointment.

                  21.01.3 RATE. If this Lease is extended for a renewal period as is hereinabove provided, then all terms and provisions of this Lease shall apply to such renewal period except that (a) the Base Rental shall be the Fair Market Rental Rate, (b) for purposes calculating Base Rental Adjustment under Article 5. of this Lease, the Basic Cost shall be deemed to be the estimated Basic Cost for the calendar year in which the renewal period commences and Tenant shall thereupon pay its pro rata share thereof, (c) there shall be no further renewal options permitting Tenant to extend this Lease beyond the end of the 20th year following the expiration of the initial 94-month term hereof, and (d) Tenant shall accept the Leased Premises in its then "as is" condition and Landlord shall have no obligation to make any improvements thereto or provide any allowance for leasehold improvements with respect thereto except as expressly provided for in Section 21.03 below.

         21.02 LAPSE OF OPTIONS. Time is of the essence with regard to the exercise by Tenant of its renewal options. If an option is not exercised within the time period stipulated hereinabove, then such option and all subsequent options shall lapse and be of no further force and effect.

         21.03 FAIR MARKET RENTAL RATE. With respect to Tenant's renewal options, as set forth hereinabove, and its continuing right of first refusal and expansion options, set forth hereinbelow, the applicable Fair Market Rental Rate shall be the base rate (i.e., without taking into account operating expenses pass-throughs) charged for space of comparable size and condition in comparable office buildings located in the area immediately surrounding the Building, taking into consideration the parking rights granted to Tenant hereunder (i.e., the parties shall set forth separate charges for parking as part of the determination of Fair Market Rental Rate; provided that the parking charges for the spaces in the Garage Addition shall remain fixed under Section 10.03 of this Lease and such charges shall not be considered in determining the Fair Market Rental Rate), location, quality and age of the Building, floor level, extent of leasehold improvements (existing or to be provided), the fact that Tenant does not have interruption to its business to move to another location, rental abatements, lease takeovers/assumptions, moving expenses and other concessions, term of lease, extent of services to be provided, distinction between "gross" and "net" lease, base year or other amounts allowed for escalation purposes (expense stop), the date the particular rental rate under consideration became or is to become effective, or any other relevant term or condition.

                                  ARTICLE 22.

                                EXPANSION OPTIONS

         22.01 GENERAL. As noted above, Tenant is, as of the Execution Date, in possession of the Initial Leased Premises as a subtenant such that Tenant's rights and obligations with regard to the Initial Leased Premises prior to the Rent Commencement Date shall continue to be governed by its sublease. However, Tenant may desire to expand its occupancy in the Building prior to the time the sublease expires. Landlord has agreed to grant Tenant two (2) options to lease additional space in the Building (i.e., in addition to the Leased Premises) prior to the Rent Commencement Date (i.e., prior to the expiration of the sublease) as more particularly set forth below. Each such option is herein called an "Expansion Option". Expansion Space 1 (defined below) and Expansion Space 2 (defined below), or so much thereof as is actually leased by Tenant, is herein called the "Expansion Premises".

         22.02 OPTION 1 - LEVEL 17. Tenant shall have the option to lease all of Level 17 of the Building ("Expansion Space 1") by giving Landlord written notice thereof on or prior to September 1, 2001. Upon the exercise of such option, the Leased Premises shall include Level 17, which is hereby stipulated to contain 20,841 square feet of Net Rentable Area.

         22.03 OPTION 2. In addition, subject to space being Available (defined in Section 22.09 of this Lease) Tenant shall have the option, upon giving Landlord at any time after September 1, 2001 but before August 30, 2002, written notice, to lease an additional full floor of the Building (sometimes herein called "Expansion Space 2"). In no event shall Tenant have the right to exercise the Expansion Option described in this paragraph if Tenant has not exercised the Expansion Option described in Section 22.02 of this Lease.

         22.04 NOTICE OF INTENT. In order to exercise any one or all of such Expansion Options, Tenant shall then be in compliance with all of the terms and conditions of this Lease.

         22.05 RENT COMMENCEMENT DATE/TERM. The "rent commencement date" with regard to any space leased pursuant to an Expansion Option shall be the first to occur of (x) ninety (90) days following the date upon which Tenant exercises the Expansion Option or (y) the date Tenant takes occupancy thereof and commences the conduct of its business. The "Expansion Premises Term" shall mean the period commencing on said rent commencement date and expiring on June 30, 2011.

         22.06 BASE RENTAL. The Expansion Premises shall be deemed to become a part of the Leased Premises and all terms and provisions of this Lease shall apply to such Expansion Premises upon the respective delivery date(s) of each increment of Expansion Premises to Tenant, except that (a) the Base Rental for the Expansion Premises shall be as follows: commencement of the Expansion Premises Term through the day succeeding the fifth (5th) anniversary thereof - Annual Rate: $24.42/SF/YR NRA and for the balance of the Expansion Premises Term
- Annual Rate: $25.42/SF/YR NRA, and (b) the leasehold improvement allowance to be provided by Landlord under Article 3 above shall be increased by an amount equal to the product of (x) $22.00 times (y) the total Net Rentable Area of the Expansion Premises (and shall be payable to Tenant in monthly advances as Tenant Work progresses within the Expansion Premises).

         22.07 PARKING FOR EXPANSION PREMISES. Subject to the limitations set forth in Section 10.01 of this Lease, Tenant shall have, with respect to the Expansion Premises, the right to use four (4) parking spaces in the Building Parking Garage for each 1000 square feet of Net Rentable Area in the Expansion Premises.

         22.08 Preferential Lease Rights.

         (i) At any time during the term of this Lease prior to June 1, 2008 when Tenant is not in default hereunder and provided that Tenant remains in occupancy of at least 50% of the Initial Leased Premises, Tenant shall have the preferential right to lease any space in the Building (the "Preferential Space") at such time as such space becomes "Available" (as defined below) for direct lease to a new tenant (whether or not a bona fide offer has been made) at the Fair Market Rental Rate. The Preferential Space shall be deemed "Available" at such time as such space is (a) not leased or occupied; (b) not being re-leased by the then-current tenant (or subtenant) of the space by renewal, extension or renegotiation; or (c) subject to a specific expansion right, right of first refusal or preferential right existing under any other tenant leases. Furthermore, space shall not be deemed Available because the lease covering the same is being assigned, or portions of space covered by a lease are being subleased. Lastly, in no event shall Surrender Space (defined below) ever be deemed Available.

         (ii) On or about the 15th day of each January and July following the Rent Commencement Date, Landlord shall send a notice to Tenant describing the then Available Space as well as space which Landlord reasonably anticipates becoming Available during the following six (6) month period, the anticipated date such space will become Available and Landlord's determination of the Fair Market Rental Rate. The Preferential Space shall be tendered by Landlord and accepted by Tenant in an "as-is" condition. Any Preferential Space shall be leased for the period commencing upon Landlord's tender of possession of the Preferential Space in accordance with Landlord's notice and expiring upon the last day of the term of this Lease, as it may be extended or renewed.

         (iii) Tenant shall have ten (10) days from receipt of such notice within which to lease all or a part of the Preferential Space at the Fair Market Rental Rate; provided, that any Preferential Space leased by Tenant must be contiguous blocks of space unless otherwise consented to by Landlord in writing (Landlord may withhold or grant such consent in Landlord's sole and absolute discretion) and if Tenant leases only part of the Preferential Space, the balance of the same must be of a configuration which Landlord determines, in Landlord's sole and absolute discretion, is reasonably capable of being leased to a third party. If Tenant elects to lease Preferential Space, Tenant shall, no later than fifteen (15) days after Landlord's submission of such notice described above, execute an amendment of this Lease adding the Preferential Space so leased on the terms specified in Landlord's notice. If Tenant fails to do so within the foregoing fifteen (15) day period, Landlord shall be free to lease the same, subject to the provisions of Section 22.09 of this Lease.

         Tenant may accept Landlord's offer to lease the Preferential Space but dispute Landlord's determination of Fair Market Rental Rate (Tenant's notice of acceptance to Landlord shall so specify, if applicable) in which event the Fair Market Rental Rate shall be determined by the process described in Section
21.01.2 of this Lease. In such event, the parties shall execute a lease amendment as provided for in the preceding paragraph and containing, as the base rental rate, the rate proffered by Landlord but such amendment shall provide that upon final determination of the Fair Market Rental Rate, there shall be a cash adjustment between the parties such that Tenant shall have paid the Fair Market Rental Rate from the effective date of such amendment through the date of such final determination.

         22.09 RIGHT OF FIRST REFUSAL. If at any time during the term of this Lease when Tenant is not in default hereunder and provided that Tenant remains in occupancy of at least 50% of the Initial Leased Premises Landlord shall receive a bona fide offer from a third party to lease any ROFR Space (defined below), and Landlord wishes to accept such offer, Landlord shall provide prompt notice to Tenant to that effect. Such notice ("Offer Notice") shall be in writing and shall set forth the terms of such offer relating to the ROFR Space covered thereby, the rent therefor, the term, parking allocations, and any tenant inducements such as, by way of example and not limitation, periods of free or abated rent and allowances provided to the proposed tenant for construction of leasehold improvements (the "Offer"). Tenant shall have the right, exercisable by written notice to Landlord within ten (10) days after receipt of the Offer Notice to agree to lease the ROFR Space covered thereby on the same terms and conditions set forth in the Offer. Time is of the essence in the giving of such notice and failure by Tenant to provide such notice timely shall be deemed an election by Tenant not to exercise the right of first refusal set forth herein with respect to the ROFR Space covered thereby. In the event Tenant exercises such right of first refusal timely the parties shall promptly execute and deliver to one another an amendment to this Lease incorporating such ROFR Space covered by the Offer Notice into this Lease (and otherwise incorporating all of the other terms set forth in the Offer Notice herein) on the terms and conditions set forth in the Offer. If, on the other hand, Tenant does not timely exercise the right of first refusal, Landlord shall be entitled to proceed to consummate the lease of the ROFR Space covered by the Offer Notice to the party (or any affiliate of such party) identified in the Offer and on the terms and provisions set forth in the Offer (or terms not materially less favorable to Landlord than those set forth in the Offer Notice). If such lease is not consummated in accordance with such Offer (or terms not materially less favorable to Landlord than those set forth in the Offer Notice) within one hundred eighty (180) days thereafter, then prior to leasing the ROFR Space covered by the Offer Notice Landlord must first again comply with the provisions of this Section 22.09.

         For purposes of this Section 22.09, "ROFR Space" means and refers to any space in the Building which is (i) not leased or occupied, (ii) not being re-leased by the then-current tenant (or subtenant) of the space by renewal, extension, or renegotiation, or (iii) subject to a specific expansion right, right of first refusal or preferential right under any other tenant leases. Furthermore, space shall not constitute ROFR Space because the lease covering the same is being assigned, or portions of space covered by a lease are being subleased. In no event shall Surrender Space ever constitute ROFR Space. Without limiting the foregoing provisions of this paragraph, it is specifically agreed and understood that Landlord shall have the right to renew and extend the term of, and expand the premises covered, by other leases in the Building (regardless of whether the lease provides the tenant any option or right to do so) without having to comply with the provisions of this Section 22.09.

                                  ARTICLE 23.

                             NOTICE OF BUILDING SALE

         Before offering the Building for sale to parties other than Tenant, Landlord shall notify Tenant of it's intention to market the Building for sale and it's desired terms.

                                  ARTICLE 24.

                               CANCELLATION OPTION

         24.01 PARTIAL CANCELLATION. At anytime during the term of this Lease (but subject to the provisions of Section 10.03 of this Lease), Tenant may, at its option, and with at least nine (9) months but not more than twelve (12) months prior written notice to Landlord, surrender to Landlord up to twenty-five percent (25%) of the then Leased Premises in no less than full floor increments ("Surrender Space"); provided however, to be effective such notice shall (a) be accompanied by Tenant's payment to Landlord of a fee in the total amount of (i) the unamortized portion of Landlord's total monetary allowance to Tenant for such floor(s), including without limitation, allowances for leasehold improvements, and payment of broker commissions, over the remaining term of the Lease, using a discount rate of seven percent (7%), (ii) one (1) years' rental payments (based on Rent and Tenant's Additional Rental Adjustment, estimated for the 12-month period following the Surrender Date), and (iii) $15.00 multiplied by the number of square feet of Net Rentable Area being surrendered to Landlord,
(b) specify the floor or floor(s) to be surrendered (in no event shall any part of the Surrender Space be comprised of part of a floor of the Building, such space to be comprised of one or more full floors), (c) if Tenant elects to surrender more than one (1) floor, all floors comprising the Surrender Space must be contiguous to one another, (d) specify the date of the surrender (which in no event may be less than nine (9) nor more than twelve (12) months following such notice and which date is herein called the "Surrender Date"), and (e) confirm the reduction in the number of parking spaces which Tenant has the right to use hereunder (for each 1000 square feet of Net Rentable Area of the Surrender Space, Tenant shall release 4 of the unreserved parking spaces and for each 6000 square feet of Net Rentable Area Tenant shall release 1 "reserved" space; the notice shall reflect the "reserved spaces" being released by marking the same on a copy of EXHIBIT I attached hereto). On the Surrender Date, Tenant shall deliver possession of the Surrender Space to Landlord in the condition described in Section 6.07 of this Lease. Notwithstanding the exercise by Tenant of its option set forth in this paragraph, Tenant shall be responsible for and pay all rent and other charges with regard to the Surrender Space through and including the Surrender Date. In no event shall Surrender Space constitute Available Space for purposes of Section 22.08 of this Lease or ROFR Space for purposes of Section 22.09 of this Lease.

         24.02 COMPLETE CANCELLATION. Further Tenant, effective at any time subsequent to the end of the fifth year following the Rent Commencement Date, may, subject to the provisions of Section 10.03 of this Lease, at its option, and with at least fifteen (15) months but not more than eighteen (18) months prior written notice to Landlord, terminate or otherwise cancel and return to Landlord the entire Leased Premises, provided however, such notice shall be accompanied by Tenant's payment to Landlord of a penalty in the total amount of
(i) the unamortized portion of Landlord's total monetary allowance to Tenant hereunder, including without limitation, allowances for leasehold improvements, and payments of broker commissions, over the remainder of the 94-month term of the Lease, using a discount rate of seven percent (7%), (ii) one (1) years' rental payments (based on Rent and Tenant's Additional Rental Adjustment, estimated for the ensuing 12-month period following the effective date of termination pursuant to this Section 24.02), and (iii) $15.00 multiplied by the number of square feet of Net Rentable Area then within the Leased Premises.

         24.03 CERTAIN WAIVERS RESULTING FROM CANCELLATION. Upon the exercise of either option set forth in Sections 24.01 or 24.02 of this Lease, Tenant shall have automatically waived, with respect to the Surrender Space (in the case of Section 24.01) or, in the case of Section 24.02, the Initial Leased Premises, the right to any abatement of Base Rental to which Tenant may be entitled under the last paragraph of
Section 4.01 above but which has not been provided by Landlord. Furthermore, upon the exercise of the option set forth in Section 24.01 of the Lease, Landlord shall have no further obligations, and Tenant shall have no further rights, under Section 10.03 of this Lease.

                                  ARTICLE 25.

                            MISCELLANEOUS PROVISIONS

         25.01 BROKER. Tenant and Landlord both warrant and represent that each has had no dealings with any third party real estate broker or agent in connection with the negotiation of this Lease, excepting only Moody Rambin, Inc. (who is to be paid by Landlord pursuant to a separate agreement between Landlord and such broker), and that it knows of no other third party real estate broker(s) or agent(s) who is (are) or might be entitled to a commission in connection with this Lease. Tenant and Landlord each agree to indemnify and hold harmless the other from and against any liability or claim (including the costs of defending against and investigating such claims) arising in respect to any broker(s) not named herein who is (are) claiming by, through or under the indemnifying party. In the event Tenant fails to occupy the Leased Premises or fails to commence payment of Rent or fails to pay any Rent or additional Rent under the terms of the Lease or otherwise defaults under the Lease, Tenant shall reimburse Landlord an amount equal to all brokerage commissions paid by Landlord by virtue of execution of this Lease. All sums which become payable by Tenant to Landlord hereunder shall be deemed additional rent for purposes of this Lease. If Landlord fails to pay such broker any commission due to broker under such separate agreement, Tenant may, following the expiration of 30 days following written notice to Landlord to the effect that Tenant intends to exercise its rights under this sentence, pay the unpaid commission to broker and then deduct such amount from Rent thereafter due under this Lease until Tenant has recouped such payment; provided, that, if within such 30-day period following such notice Landlord provides Tenant notice that Landlord is disputing the payment to broker, Tenant may not make such payment to broker or exercise such offset right.

         25.02 [Intentionally Left Blank]

         25.03 EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery by and between both Landlord and Tenant.

         25.04 TIME. Time is of the essence in this Lease and in each and all of the provisions hereof.

         25.05 CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation was authorized to do so.

         25.06 INABILITY TO PERFORM. Except as provided in Section 7.05. of this Lease and except for reasonable monetary reasons, if by reason of circumstances directly or indirectly the result of any state of war or national or local emergency, or by reason of any laws, rules, orders, regulations, action, non-action, or requirements of any governmental authority now or hereafter in force, or by reason of strikes or riots, or by the reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in the performance of any obligation hereunder, then this Lease and the obligation of Tenant to pay the Rent or additional rent and to perform and comply with all of the other covenants and agreements hereunder shall in no way be affected or impaired, and such nonperformance or delay in performance by Landlord shall not constitute a breach or default by Landlord under this Lease nor give rise to any claim against Landlord for damages or constitute a total or partial eviction, constructive or otherwise. Landlord shall exercise due diligence in undertaking to remedy such inability to perform or delay in performance with all reasonable dispatch.

         25.07 PUBLICITY. The parties hereto expressly agree that there shall be no press releases, publicity or public discussions of any kind whatsoever originated by the parties hereto, or any representatives thereof, concerning subject Lease transaction or the Building without the prior written consent of both Landlord and Tenant.

         25.08 CONSENT. In all cases where consent shall be required of either Tenant or Landlord pursuant to this Lease, except to the extent expressly provided to the contrary (e.g., by use of words such as "sole discretion") the giving of such consent shall not be unreasonably withheld or delayed by the party from whom such consent is requested or required. Wherever in this Lease Landlord has agreed to not unreasonably withhold its consent to a requested action by tenant the sole and exclusive remedy of Tenant in the event Landlord is found to have unreasonably withheld its consent (or failed to reasonably consent when required to do so) shall be to obtain such consent from Landlord; in no event shall Landlord have any liability to Tenant for damages (consequential, punitive or otherwise) for failing to grant consent or otherwise withholding consent.

         25.09 MEMORANDUM OF LEASE. Without the prior written consent of Landlord, Tenant shall not record any memorandum or other instrument with respect to this Lease.

         25.10 LANDLORD'S LIABILITY. Notwithstanding any other provision of this Lease apparently to the contrary, Tenant shall look solely to Landlord's interest in the Complex for the recovery of any judgement against Landlord, it being agreed that Landlord (nor any of its respective partners or their respective, officers, directors and shareholders) nor any mortgagee shall ever be personally liable for any such judgement. In addition, Tenant also agrees that Tenant shall not be entitled to recover from Landlord nor any of their respective agents, employees, officers, partners, servants or shareholders any indirect, special or consequential damages Tenant may incur as a result of a default under this Lease or other action by Landlord, its agents, employees, officers, partners, servants or shareholders. The provisions contained in the foregoing sentences are not intended to, and shall not, limit any right that Tenant might otherwise have to (i) obtain injunctive relief against Landlord's successors in interest, (ii) any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord, or (iii) to recover against Landlord to the extent of its interests in the Complex.

         25.11 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be held invalid, void, illegal or unenforceable to any extent, the remainder of this Lease and application of the remaining provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         25.12 GOVERNING LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Texas. All monetary and other obligations of Landlord and Tenant hereunder are performable in Houston, Harris County, Texas.

         25.13 NUMBER; GENDER; CAPTIONS, REFERENCES; HEADINGS. Pronouns, where used herein, of whatever gender, shall include natural persons, corporations, and associations of every kind and character, and the singular shall include the plural and vice versa where and as often as may be appropriate. Article and section headings under this Lease are for convenience of reference and shall not affect the construction or interpretation of this Lease. Whenever the terms "hereof", "hereby", "herein", or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Article" or "Section" shall be construed as referring to the indicated article or section of this Lease.

         25.14 HAZARDOUS MATERIALS - TENANT. Tenant warrants and represents to Landlord that it will operate the Leased Premises and construct the Tenant Work in accordance with all Applicable Environmental Laws. In this regard, Tenant hereby indemnifies, defends and holds Landlord harmless from and against, and agrees to reimburse Landlord with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs) of any kind or character, known or unknown, fixed or contingent, incurred by Landlord at any time and from time to time under any Applicable Environmental Laws by reason of any matters arising out of any act or omission of Tenant, its agents, employees, licensees, or invitees. As used herein, the term "Applicable Environmental Laws" shall mean and refer to any federal, state or local law or regulation relating to health or the environment, and applicable to Landlord, the Complex or Tenant.

         25.15 ENVIRONMENTAL. Landlord has no knowledge that the Building and Leased Premises contain any friable asbestos materials or hazardous substances, except for hazardous substances used in the normal operation or maintenance of the Building or Leased Premises which are used in accordance with Applicable Environmental Laws. To the best of Landlord's knowledge, there has never been environmental contamination of the property on which the Building is located. Landlord agrees to indemnify and hold Tenant harmless from and against any and all claims, damages, liabilities, costs, penalties and fines which Tenant may suffer as a result of environmental pollution caused prior, during or subsequent to Tenant's occupancy of the Leased Premises or as a result of damage or injury from hazardous substances placed in or about the Leased Premises or Building by any party, except for pollution caused by or hazardous substances brought into the Complex by Tenant, Tenant's employees, agents, visitors or contractors.

         25.16 INSOLVENCY OR BANKRUPTCY. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, or insolvency, or reorganization proceeding.

         25.17 SECTION 41.413. Tenant hereby waives any and all rights under
Section 41.413 of the Texas Property Code granting to tenants the right to contest appraised values, or to receive notice of reappraised values, of all or any portion of the Complex irrespective of whether Landlord has elected to contest the same. To the extent such waiver is prohibited by applicable law, Tenant hereby appoints Landlord as tenant's attorney in fact, coupled with an interest, to appear and take all actions on behalf of Tenant which Tenant may have under said code.

                                  ARTICLE 26.

                                ENTIRE AGREEMENT

         26.01 This instrument and any attached addenda or exhibits signed by the parties hereto constitutes the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous verbal promises or representations by Landlord or Tenant or any other party shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this instrument shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, but this provision shall in no way alter the restrictions herein in connection with assignment and subletting by Tenant.

                 [END OF PAGE - SIGNATURES FOLLOW ON NEXT PAGE]

                                SIGNATURE PAGE TO
                             LEASE AGREEMENT BETWEEN
                            SAGE PLAZA ONE, LTD. AND
                        BINDVIEW DEVELOPMENT CORPORATION



         The parties hereto have executed this Lease Agreement, consisting of the foregoing provisions and Article 1 through 26, inclusive, together with Exhibits A, B, C, D, E, F, G, H, I, J, K, and L incorporated herein by this reference, as of the day and year set forth on the first page of this Lease Agreement.

SAGE PLAZA ONE LTD.
("LANDLORD")

By:      Barnhart Interests, Inc.,
         Authorized Agent


         By:
            --------------------------------------------------

         Name:
               -----------------------------------------------

         Title:
                  --------------------------------------------




BINDVIEW DEVELOPMENT CORPORATION
("TENANT")


By:
         --------------------------------------------

Name:
         --------------------------------------------

Title:
         --------------------------------------------

                                   EXHIBIT "B"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")



         I.  "BUILDING STANDARD" ALLOWANCES

         Subject to the provisions of the Lease, the Leased Premises shall be leased on an "as is" basis. Landlord shall not be responsible for the construction of or remodeling of any of the tenant improvements within the Leased Premises; such shall be the responsibility of Tenant.

         II.  "BUILDING STANDARD" LEASEHOLD IMPROVEMENTS

PARTITIONS:                One (1) linear foot of "building standard"
                           partitioning for each twelve (12) square feet of Net
                           Rentable Area. No subtractions will be made for door openings.

                           Interior Partitions: (included corridor partitions) Ceiling height, 5/8" gypsum board attached to both sides of 2-1/2" aluminum studs set 2' on center.

                           Demising Partitions: (between tenant spaces)
                           Slab-to-slab height with:

                           (1) below ceiling line, 2-1/2" aluminum studs set 2' on center, with 5/8" gypsum board attached to each side and with sound attenuation material between; and,

                           (2) above the ceiling line, 1-5/8" aluminum studs set 2' on center with 1/2" sound attenuation board.

                           All partitions shall be equipped at floor lines with resilient 2-1/2" base rubber molding and at ceiling lines with partition caps. RACO system.

                           "Building standard" partitions are straight walls forming 90 degree angles with all adjoining surfaces.

PAINTING:                  One (1) sealer and primer coat and one (1) finish
                           coat of eggshell latex or alkyd enamel paint in the "building standard" color.

DOORS, FRAMES              One (1) full-height, 3' x 9' solid-core, "building
& HARDWARE:                standard" wood door with mahogany veneer, frames and
                           brushed stainless steel hardware (including latchset) for each three hundred (300) Square Feet of Net
                           Rentable Area contained in the Leased Premises;
                           entrance doors, as required by Building Code (not to exceed two (2) per floor in the case of a single-tenant floor), shall have locksets and closers. All doors shall be furnished with door stops.

CEILING: 12" x 12" "building standard" acoustical tile recessed in concealed-spline ceiling grid.

LIGHTING                   One (1) recessed fluorescent, 2' x 4', 3-tube,
                           40-watt parabolic lighting

FIXTURES:                  fixture with return air troffer for each seventy-five
                           (75) square feet of Net Rentable Area contained in the Leased Premises.

ELECTRICAL                 One (1) wall-mounted, 110-volt, duplex receptacle
OUTLETS:                   outlet for each one hundred twenty (120) square feet
                           of Net Rentable Area contained in the Leased
                           Premises.

TELEPHONE                  One (1) wall-mounted telephone pull string for each
OUTLETS:                   two hundred ten (210) square feet of Net Rentable
                           Area contained in the Leased Premises.

LIGHT                      One (1) single-pole wall switch for each three
SWITCHES:                  hundred (300) Square Feet of Net Rentable Area
                           contained in the Leased Premises.

WINDOW                     Horizontal, aluminum mini blinds on all exterior
COVERINGS:                 windows. No substitution of this item is permitted.

CARPETING:                 As specified on Tenant's plans, throughout the Leased
                           Premises and in elevator lobbies and corridors of multi-tenant floors in the "building standard" color.

VINYL FLOOR                1/8" vinyl composition floor covering in all
COVERING:                  uncarpeted areas of the Leased Premises, in colors to
                           be selected by Tenant from "building standard" colors.

VINYL WALL                 Vinyl wall covering, in colors as selected by
COVERING:                  Landlord, in all "public" corridors on multi-tenant
                           floors and on single-tenant floors, but limited, in the case of the latter, to the "public" corridor configuration as minimally required by Building Code.

DRINKING                   One electric drinking fountain per floor in core
FOUNTAIN:                  location as selected by Landlord.

SPRINKLER
SYSTEM: Fully automatic sprinkler system in all public and tenant areas.

HVAC:                      Twelve (12) Zones per floor.

                           Two (2) constant volume air handling units per floor.

                           Discharge dampers mix return air and cooled air to satisfy the cooling requirements of the zone. The air quantity is essentially constant volume.

                           Duct heating coils bypass air to satisfy the heating requirements of the zone. Note: no air that has been cooled is then heated, only return air is heated.

                           Zone thermostats control the dampers and the heating coil in sequence to maintain zone temperature.

                           Outside air is pre-treated before entering the building. The air is filtered, and cooled or heated, before being distributed to each floor. The toilet exhaust is sized to maintain a positive pressure on each floor.

EXISTING                   All existing improvements in place upon taking of
CONDITIONS:                possession by Tenant, which includes non-"building
                           standard" and "building standard" improvements.

                                   EXHIBIT "C"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")


                         BUILDING RULES AND REGULATIONS
                                       AND
                          PARKING RULES AND REGULATIONS


BUILDING RULES AND REGULATIONS:

The following standards shall be observed by Tenant for the mutual safety, cleanliness and convenience of all occupants of the Building. These rules are subject to change from time to time, as specified in the Lease. "Leased Premises" and "Premises" are interchangeable terms.

1. Tenant shall not use the Premises or the Building to sell any items or services at retail price or cost without written approval of Landlord. Stenography, typewriting, blueprinting, duplicating services of any kind, and similar businesses, shall not be conducted from or within the Premises or Building for the service or accommodation of occupants of the Building without prior written consent of Landlord.

2. Sidewalks, halls, passageways stairwells and public lobbies shall not be obstructed or used by Tenant for a purpose other than ingress and egress to and from the Premises and Building.

3. Flammable, explosive or other hazardous liquids and materials, other than those normally used in Class "A" office buildings in the vicinity of the Building, shall not be brought on the Premises or into the Building without the prior written consent of Landlord. All holiday decorations shall be made of flame retardant materials.

4. All contractors and technicians performing work for Tenant within the Building shall be referred to Landlord for approval before performing such work. All work, including, but not limited to, installation of telephone and telegraph equipment, electrical and electronic devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings or any other physical feature of the Building, shall not commence prior to written approval by Landlord.

5. Tenant shall not conduct any auction on the Premises nor store goods, wares or merchandise on the Premises, except for Tenant's own personal use.

6. Except as otherwise provided for in this Lease, movement into or out of the Building of freight, furniture, office equipment or other material for dispatch or receipt by Tenant which requires movement through public corridors or lobbies or entrances to the Building shall be limited to the use of service elevators only and shall be done at hours and in a manner approved by Landlord for such purposes from time to time. Only licensed commercial movers or delivery agents of vendors or Tenant's personnel shall be used for the purpose of moving freight, furniture or office equipment to and from the Premises and Building. All hand trucks shall be equipped with rubber tires and rubber side guards.

7. Requests by Tenant for building services, maintenance or repair shall be made in writing to the office of the Building Manager.

8. Tenant shall not change locks or install additional locks on doors without prior written consent of Landlord. Tenant shall not make or cause to be made duplicates of keys procured from Landlord without prior approval of Landlord. All keys to the Premises shall be surrendered to Landlord upon termination of tenancy.

9. Tenant shall give prompt notice to the office of the Building Manager of any damage to or defects in plumbing, electrical fixtures or heating and cooling equipment. Liquids, or other materials or substances which will cause injury to the plumbing, shall not be put into the lavatories, water closets or other plumbing fixtures, by Tenant, its agents, employees or invitees.

10. Tenant shall not place, install or operate on the Premises, or in any part of the Building, any stoves or cooking equipment without prior written approval by Landlord, except for microwave or other equipment typically found in non-public employee lunchrooms.

11. Large files, safes, electronic data processing equipment and other heavy equipment shall not be moved into the Building or installed in the Premises without written approval of Landlord.

12. Tenant shall not lay floor covering within the Premises without written approval of Landlord. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

13. Tenant may place solid pads over building standard carpet, under all rolling chairs.

14. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building.

15. Animals or birds shall not be kept in or about the Premises or the Building, except seeing eye dogs.

16. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on, about or from any part of the Premises or the Building without prior written consent of the Landlord.

17. Landlord reserves the right to exclude from the Building, between the hours of 6:00 PM and 7:00 AM on weekdays and at all hours on Saturday, Sunday and legal holidays, all persons who are not known to the Building watchman and who do not present a pass to the Building signed by the Tenant. Each Tenant shall be responsible for all persons for whom he supplies a pass.

18.   For the purposes hereof, "holidays" shall be limited to the following:

      (1)   New Year's Day

      (2)   Memorial Day

      (3)   Independence Day (4th of July)

      (4)   Labor Day

      (5)   Thanksgiving Day and the Friday following

      (6)   Christmas Day

      If, in the case of any "holiday," a different day shall be observed other than the actual day described above, then the day observed shall constitute the "holiday" under this Lease.

19. Unless previously arranged with security, no parking of vehicles and no deliveries shall occur in the plaza area of the Building.

20. Except as provided for elsewhere in this Lease, Tenant will not make any alterations or physical additions in or to the Leased Premises without prior written consent of Landlord.

21. Except as provided in Article 19. of this Lease, all routine deliveries to a tenant's Leased Premises during 8:00 AM to 5:00 PM weekdays shall be made through the underground truck dock and freight elevator. Subject to
      Article 3. of this Lease, passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Building Management office.

22.   Corridor doors, when not in use, shall be kept closed.

23. Tenant space that is visible from public areas must be kept neat and clean.

24. All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas is prohibited.

25. Tenant shall not tamper with or attempt to adjust temperature control thermostats in Leased Premises. Landlord shall adjust thermostats as required to maintain the building standard temperature. We request that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

26. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

27. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 6:00 PM and/or such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, bookcases, map cases, etc. necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning services.

28. Landlord will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from the Premises or public rooms regardless of whether such loss occurs when such areas are locked against entry or not unless due to Landlord's gross negligence or willful misconduct.

29. No draperies, shutters, or other window covering shall be installed on exterior windows or walls or windows or doors facing public corridors without Landlord's prior written consent. Landlord shall have the right to require installation and continued use of uniform window coverings for such windows.

30. No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

31. All tenant modifications resulting from initial build-out and/or remodeling in or to the Leased Premises must conform to the City of Houston Building and Fire codes.

32. Landlord desires to maintain high standards of environment, comfort and convenience for its tenants. It will be appreciated if any undesirable conditions or lack of courtesy or attention by Landlord's employees is reported directly to Landlord.

33. Landlord reserves the reasonable and non-discriminatory right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall, from time to time, be required for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

PARKING RULES AND REGULATIONS

A condition of any parking shall be compliance by the parker with garage rules and regulations, including any sticker or other identification system established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the garage as it deems necessary for the operation of the garage. Landlord may, after notice and reasonable time cure, refuse to permit any person who violates the rules to park in the garage, and any violation of the rules shall subject the car to removal.

1.    Cars must be parked entirely within the stall lines painted on the floor.

2.    All directional signs and arrows must be observed.

3.    The speed limit shall be 5 miles per hour.

4.    Parking is prohibited:

      (a)   in areas not striped for parking

      (b)   in aisles

      (c)   where "no parking" signs are posted

      (d)   on ramps

      (e)   in cross hatched areas

      (f) in such other areas as may be designated by Landlord or Landlord's agent(s).

      (g) in handicapped designated space, unless vehicle is handicapped licensed and displays such permit.

5. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord and shall not be transferable. There will be a charge payable by Tenant equal to Landlord's actual cost for replacement for loss of any magnetic parking card or parking sticker.

6. Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

7. Every parker is required to park and lock his own car. All responsibility for damage to cars or persons is assumed by the parker.

8. No intermediate or full-size cars shall be parked in parking spaces limited to compact cars.

9. Failure on the part of Tenant or Tenant's designated parkers to observe the rules and regulations above shall not create any liability on Landlord or be deemed to interfere with Tenant's right to quiet possession of its Premises.

                                   EXHIBIT "D"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")


                             CLEANING SPECIFICATIONS


A.    OFFICE AREAS

      1. Empty, clean and damp dust all waste receptacles and remove waste paper and rubbish from the demised premises nightly; wash receptacles as necessary.

      2. Empty and clean all ash trays, screen all sand urns nightly and supply and replace sand as necessary.

      3. Vacuum all carpeted traffic areas in offices, lobbies and corridors nightly.

      4. Hand dust and wipe clean with dry cloth all office furniture, files, fixtures, paneling, window sills and other horizontal surfaces nightly; wash window sills when necessary. Desks and other furniture must be reasonably cleared of all items by Tenant to be eligible hereunder.

      5. Damp wipe and polish all glass furniture tops nightly. Furniture must be reasonably cleared of all items by Tenant to be eligible hereunder.

      6. Remove all finger marks and smudges from all vertical surfaces, including doors, door frames around light switches, private entrance glass and partitions nightly.

      7.    Wash clean all water coolers nightly.

      8.    Sweep all private stairways nightly, vacuum if carpeted.

      9. Police all stairwells throughout the entire Building daily and keep in clean condition.

      10.   Damp mop spillage in office and public areas as necessary.

      11.   Damp dust all telephones as necessary.

B.  WASHROOMS

      1.    Mop, rinse and dry floors nightly.

      2.    Scrub floors as necessary.

      3.    Clean all mirrors, bright work and enameled surfaces nightly.

      4. Wash and disinfect all basins, urinals and bowls nightly, remove stains, and clean undersides of rim of urinals and bowls.

      5.    Wash both sides of all toilet seats with disinfectant nightly.

      6. Damp wipe nightly, wash with disinfectant when necessary, all partitions, tile walls and outside surface of all dispensers and receptacles.

      7. Empty and sanitize all receptacles and sanitary disposals nightly; thoroughly clean and wash at least once per week.

      8. Fill toilet tissue, soap, towel, and sanitary napkin dispensers nightly.

      9. Clean flushometers, piping, toilet seat hinges and other metal work nightly.

      10. Wash and polish all walls, partitions, tile walls and enamel surfaces from trim to floor monthly.

      11. Vacuum all louvers, ventilating grilles and dust light fixtures monthly.

NOTE: It is the intention to keep the washrooms thoroughly cleaned and not to use a disinfectant or deodorant to kill odors. If a disinfectant is necessary, an odorless product to be used.


C.    FLOORS

      1. Ceramic tile, marble and terrazzo floors to be swept and buffed nightly, and washed or scrubbed as necessary.

      2. Vinyl asbestos, asphalt, vinyl, rubber or other composition floors and bases to be swept nightly using dust-down preparation; such floors in public areas on multiple-tenant floors to be waxed and buffed monthly.

      3.    Tile floors in office areas to be waxed and buffed monthly.

      4.    All floors to be stripped and re-waxed as necessary.

      5.    All carpeted areas and rugs to be vacuum cleaned nightly.

      6. Carpet cleaning will be performed at Tenant's request and billed to Tenant.

D.    GLASS

      1.    Clean glass entrance doors and adjacent glass panels nightly.

      2. Clean outside surface of exterior windows at least once per year; provided, however, in the event Landlord cleans more frequently than once per year the exterior windows of floors of Building located above the demised premises in such a manner so as to dirty the windows of the demised premises, then Landlord shall clean the windows of the demised premises as frequently as those located above same.

E.    HIGH DUSTING (QUARTERLY)

      1. When requested by Tenant, dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

      2.    Dust all picture frames, charts, graphs and similar wall hangings.

      3. Dust clean all vertical surfaces such as walls, partitions, doors, door bucks and other surfaces above shoulder height.

      4. Damp dust all ceiling air conditioning diffusers, wall grilles, registers and other ventilating louvers.

      5. Dust the exterior surface of lighting fixtures, including glass and plastic enclosures.

F.    DAY SERVICE

      1. At least once, but not more than twice during the day, check the men's washrooms for soap, towel and toilet tissue replacement.

      2. At least once, but not more than twice during the day, check the ladies' washrooms for soap, towel, toilet tissue and sanitary napkin replacement.

      3.    Vacuum elevator cabs as necessary.

      4. There will be a constant surveillance of public areas to ensure cleanliness.

G.    GENERAL

      1. Wipe all interior metal window frames, mullions and other unpainted interior metal surfaces of the perimeter walls of the Building each time the interior side of the windows is washed.

      2. Keep janitorial closets in a clean, neat and orderly condition at all times.

      3. Wipe clean and polish all metal hardware, fixtures and other bright work nightly.

      4. Dust and/or wash all directory boards as required, remove fingerprints and smudges nightly.

      5. Maintain Building lobby, corridors and other public areas and Building Grounds in a clean and neat condition, consistent with Class A buildings in the Galleria area of Houston, Texas (of similar age to the Building).


                   CLEANING SPECIFICATIONS - FREQUENCY SUMMARY


      Primary Item                              Achievement                   Frequency
      ------------                              -----------                   ---------
A.       ENTRANCE

      Front and back                        Police and sweep                   5 x week
      Door glass & frames                   Clean                              5 x week


B.       PUBLIC AREAS

      Floors - carpet                       Vacuum and spot clean              5 x week
      Floors - composition                  Dust sweep and spot mop            5 x week
      Furnishings                           Dust                               5 x week
      Ashtrays                              Empty and damp wipe                5 x week
      Drinking fountains                    Clean and disinfect                5 x week
      Walls, doors & frames                 Spot clean                         5 x week
      Telephones                            Damp wipe                          5 x week
      Stairs                                Police                             5 x week
      Janitor closets                       Keep clean                         5 x week
      Stairs                                Sweep                              5 x week
      Metal plats & knobs                   Polish                             1 x week
      Ledges, sills & rails                 Dust                               1 x week
      Stairs (all)                          Dust mop & spot clean              1 x week
      Light fixtures                        Dust or vacuum                     1 x month
      Walls                              Lambs wool dust                       1 x quarter
      Window coverings                   Dust or vacuum                        1 x quarter

C.       WORK AREAS (General and private offices, conference and sales rooms)

      Floors - Carpet
         Traffic lanes                      Vacuum                             5 x week
         All areas                          Vacuum                             1 x week
      Floors - composition                  Dust sweep & spot mop              5 x week

      Trash receptacles                     Empty and clean                    5 x week
      Trash                                 Collect                            5 x week
      Ashtrays                              Empty and damp wipe                5 x week
      Telephones                            Damp wipe                          5 x week
      Furnishings (horiz.)                  Dust                               5 x week
      Glass desk tops                       Wash and dry polish                5 x week
      Glass partitions                      Spot clean                         1 x week
      Doors and frames                      Dust and spot wash                 1 x week
      Walls & switchplates                  Spot clean                         1 x week
      Furnishings (vert.)                   Dust                               1 x week
      Low ledges & sills                    Dust                               1 x month
      High ledges & sills                   Dust                               1 x 2 mos.
      Glass partitions                      Wash                               1 x 2 mos.
      Light fixtures                        Dust or vacuum                     1 x quarter
                                            exterior surfaces

D.       REST ROOMS

      Floors                                Mop and disinfect                  5 x week
      Receptacles                           Empty and disinfect                5 x week
      Fixtures                              Scour and disinfect                5 x week
      Dispensers                            Refill and clean                   5 x week
      Mirrors                               Wash and dry polish                5 x week
      Bright metal                          Clean and polish                   5 x week
      Walls/dividers/doors                  Spot clean or wash                 5 x week
      Furnishings                           Dust or vacuum                     5 x week
      Vents and lights                      Dust or vacuum                     1 x week
      Floors                                Machine scrub                      As needed

E.    Floor Maintenance Profile -    Top quality, anti-slip floor materials and
                                     finishes will be used. Programmed floor
                                     care is:

      Main Lobby                            Polish                             5 x week
      Other lobbies/halls                   Polish                             As needed
      Lunchrooms & Lounges                  Buff                               1 x week
      Offices                               Buff                               1 x week

                                   EXHIBIT "E"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                  BINDVIEW DEVELOPMENT CORPORATION ("TENANT")



                           [INTENTIONALLY LEFT BLANK]

                                  EXHIBIT "F"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")


The following schedule of insurance shall be observed by Tenant and its contractors and other agents in accordance with Article 3.06. of the Lease. It is agreed these minimum insurance requirements are necessary to protect Landlord's insurance program.

      1.     General Liability, Per Occurrence
             Including Broad Form Property Damage:
             -    General Aggregate                          $2,000,000
             -    Products - Comp/Op Aggregate                1,000,000
             -    Personal & Advertising Injury               1,000,000
             -    Each Occurrence                             1,000,000

      2.     Automobile Liability:
             -    Combined Single Limit
                  (Bodily Injury/Property Damage)            $1,000,000
                  -   All Owned Autos
                  -   Hires Autos
                  -   Non-Owned Autos

      3. Workers' Compensation and                Texas Statutory Requirements
              Employers' Liability:              $500,000 accident each employee
                                                 $500,000 disease each employee
                                                  500,000 disease policy limit

      4. Excess Liability Umbrella Form          $5,000,000 covered single limit

In addition to the above, an insurance carrier must meet the following requirements:

             - All insurance companies must have a Best rating of A 10 or better.

             - All policies must have a 30 day written notice of cancellation or material change in coverage.

             - All policies must contain a waiver of subrogation in favor of Barnhart Interests, Inc. and property owner names as listed on insurance policy.

             - All policies except Workmen's Compensation must name as additional insureds, the following:

                           Barnhart Interests, Inc.
                           Sage Plaza One, Ltd.
                           L. Irvin Barnhart
                           Paul F. Barnhart, Jr.
                           Landlord's Mortgagee

                                   EXHIBIT "G"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")

                               OPERATING EXPENSES



Salaries and Wages                                                   $  350,193*
Cleaning                                                             $  394,403
Utilities                                                            $  803,042
Repairs, Maintenance and Supplies                                    $  325,281
Building Contract Services                                           $  472,336
Insurance                                                            $   78,087
Property Taxes                                                       $1,503,653
Management Fee                                                       $  258,246
Other Operating Expenses                                             $   70,532
                                                                     ----------

                                                                     $4,255,773
                                                                     ==========


*The numbers are for illustrative purposes only.

                                   EXHIBIT "H"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")


                                BUILDING GROUNDS

                                   EXHIBIT "I"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")


                          RESERVED PARKING ASSIGNMENTS

                                   EXHIBIT "J"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")


                              LETTER OF CREDIT FORM



                      IRREVOCABLE STANDBY LETTER OF CREDIT


PLACE AND DATE OF ISSUE:                             CREDIT NUMBER:
Houston, Texas,          , 2001                                    -------------
                ---------

DATE OF EXPIRY:
November 1, 2005


BENEFICIARY:               ISSUER:                    APPLICANT:
Sage Plaza One, Ltd.       [financial institution]    Bindview Development Corporation
2121 Sage, Suite 333       ---------------------      --------------------------
Houston, Texas  77056      ---------------------      --------------------------
Attn:  President           Attn:                      Attn:
                                ----------------           ---------------------


Gentlemen:

1. We hereby issue in your favor this irrevocable standby letter of credit in an aggregate amount not to exceed USD $4,500,000.00, which shall be available for payment of your drafts drawn at sight on us. Drafts must be marked "Drawn under [financial institution] Houston, Texas, Irrevocable Standby Letter of Credit No. ____________.

2. We hereby agree to honor a draft drawn under and in compliance with the terms of this credit if duly presented on or before the expiry date at our counters/offices at [address], Houston, Texas 77____ before 2:00 p.m. on any day we are open for business.

3. If a draft or demand for payment does not, in any instance, conform to the terms and conditions of this credit, we shall give you prompt notice that the draft or demand for payment was not effected in accordance with the terms and conditions of this credit, stating the reasons therefor and that we are holding any draft or demand at your disposal. Upon being notified that the draft or demand for payment was not effected in accordance with the terms and conditions of this credit, you may attempt to correct any such nonconforming draft or demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

4. Notwithstanding Article 17 of the UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (THE "UCP"), if this credit expires during an interruption of business as described in Article 17 of the UCP, we hereby specifically agree to honor a draft under this credit if the draft is presented within 30 days after our resumption of business.

5. Notwithstanding Article 37(b) of the UCP, we shall not refuse or disregard any draft or demand for payment solely because the amount of such draft or demand exceeds the amount payable under this credit; provided, that we shall have no liability for any amount in excess of the amount payable under this credit.

6. Notwithstanding Article 41 of the UCP, if any drawing is not made within the period specified therefor, this credit shall not cease to be available with respect to any subsequent drawing.

7. We will promptly notify you in accordance with Paragraph 10 if we merge, or are acquired, or change our name or the address of our letter of credit office. We will promptly notify you of any notice received or action filed alleging our insolvency or bankruptcy, or alleging any violation of regulatory requirements which could result in suspension or revocation of our charter or license to do business. In the event we become unable to fulfill our obligations under this credit for any reason, we shall give you immediate notice to that effect.

8. This letter of credit is transferable by the Beneficiary to any successor to the Beneficiary as landlord under any lease agreement between Beneficiary and Applicant but only upon receipt of the completed transfer form and the original letter of credit for endorsement and payment by the Applicant of any transfer fees due to us.

9. This credit sets out the terms of our undertaking, and such undertaking shall not in any way be modified, amended, amplified, or limited by any document, instrument, or agreement referred to herein, or in which this credit is referred to, or to which this credit relates; and no such reference shall be deemed to incorporate herein by reference any such document, instrument, or agreement. Multiple drafts under this credit are permitted.

10. Any notice, authorization, request, demand or waiver under this credit shall be in writing, and shall be delivered either by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the applicable party at the address or number indicated beneath their respective names on the first page of this credit, or at such other address or number as a party shall have previously designated by written notice given to the other parties in the manner permitted by this credit. Notices shall be deemed given (a) when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered or sent by courier or delivery service, or (b) when sent if sent by postage pre-paid certified or registered mail, return receipt requested.

11. TO THE EXTENT NOT INCONSISTENT WITH THE EXPRESS TERMS HEREOF, AND EXCEPT TO THE EXTENT OF ANY CONFLICT WITH THE NONVARIABLE OR NONWAIVABLE PROVISIONS OF ARTICLE 5 OF THE TEXAS UNIFORM COMMERCIAL CODE, THIS CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE TERMS OF THE UCP, EXCEPT ARTICLES 17, 37b, 41, 43a, 48c, 48g THEREOF. THIS LETTER OF CREDIT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL, SUBJECT TO THE IMMEDIATELY PRECEDING SENTENCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH

         THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
         LAW.


                                             Very Truly Yours,

                                             [financial institution]


                                             -----------------------------------
                                             Authorized Signature

                                   EXHIBIT "K"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")




                             VISITOR PARKING SPACES

                                   EXHIBIT "L"
                           TO LEASE AGREEMENT BETWEEN
                        SAGE PLAZA ONE, LTD. ("LANDLORD")
                                       AND
                   BINDVIEW DEVELOPMENT CORPORATION ("TENANT")



                                 RED RIVER SNDA

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is dated as of the ___ day of ____________, 2001, and is made by and among RED RIVER LIMITED PARTNERSHIP, a Texas limited partnership ("MORTGAGEE"), BINDVIEW DEVELOPMENT CORPORATION, a Texas corporation ("TENANT"), and SAGE PLAZA ONE LTD., a Texas limited partnership ("LANDLORD").

                                    RECITALS:

         A. Tenant has entered into that certain Lease Agreement dated effective as of March 30, 2001 (the "LEASE") with Landlord, covering approximately 188,509 square feet of Net Rentable Area (the "PREMISES") within the property known as "Sage Plaza" located at 5151 San Felipe Road, Houston, Harris County, Texas, and being more particularly described on EXHIBIT A, attached hereto (the "REAL PROPERTY").

         B. Mortgagee has heretofore made a mortgage loan to Landlord secured by a deed of trust on the Real Property (the "MORTGAGE"), and the parties desire to set forth their agreement herein.

         THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereby agree as follows:

         1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and to all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereof. Tenant further agrees with Mortgagee that Tenant will not voluntarily subordinate the Lease to any other lien or encumbrance without Mortgagee's prior written consent.

         2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee which acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as Tenant's landlord for the unexpired balance (including any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

         3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings (unless required by law in order to obtain jurisdiction, but in such event no judgment foreclosing the Lease will be sought) so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease beyond any grace periods provided in the Lease.

         4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

                  a. liable for any act or omission of any prior landlord (including Landlord) unless same relates to a non-monetary default and is of a continuing nature and continues after the date Mortgagee succeeds to the interest of Landlord under the Lease; provided that Tenant had provided written notice to Mortgagee of such default prior to Mortgagee's succession and afforded the Mortgagee the opportunity to cure such default as provided in the Lease and/or herein;

                  b. liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is an escrow fund available to Mortgagee;

                  c. subject to any defense, claim, counterclaim, set-off or offset that Tenant might have against any prior landlord (including Landlord) unless same relates to a non-monetary default and is of a continuing nature and continues after the date Mortgagee succeeds to the interest of Landlord under the Lease; provided that Tenant had provided written notice to Mortgagee of such default prior to Mortgagee's succession and afforded the Mortgagee the opportunity to cure such default as provided in the Lease and/or herein;

                  d. bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

                  e. bound by any amendment, modification, or termination of the Lease made without Mortgagee's consent; such consent not to be unreasonably withheld, conditioned or delayed if the purpose of the proposed amendment is to document Tenant's existing rights under the Lease as of the date hereof; but if the proposed amendment does not purport to document Tenant's existing rights under the Lease as of the date hereof, Mortgagee may grant or withhold Mortgagee's consent in Mortgagee's sole discretion to any modification or amendment of the Lease which affects the rent (including "Base Rental", "Base Rental Adjustment" and all other types of payments required to be made by Tenant under the Lease), the duration of the Lease term, the amount of space in the Tenant's Premises, any rights to expand the Tenant's Premises or renew the Lease, the services Landlord is obligated to provide to Tenant, or any other economic terms or material non-economic terms of the Lease, in Mortgagee's reasonable discretion;

                  f. personally liable under the Lease, Mortgagee's liability thereunder being limited to its interest in the Real Property; or

                  g. bound by any provision in the Lease which obligates Landlord to erect or complete any building or to perform any construction work or to make, repair or restore any improvements to the Premises except for (i) repairs and maintenance required to be made by the landlord under the Lease, and
(ii) to the extent the Lease is not terminated following casualty or condemnation, repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards, respectively, actually made available to Mortgagee.

         5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns. As used herein the term "Tenant" shall include Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word "Mortgagee" shall include the Mortgagee herein specifically named and any of its successors, participants and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage.

         6. In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Mortgagee and Mortgagee shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including, without limitation, any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of ten (10) days after receipt of such written notice by Mortgagee with respect to any such default capable of being cured by the payment of money and for a period of thirty (30) days after receipt of such written notice by Lender with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured with such 30-day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if Lender shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

         7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon an event of default by Landlord under the Mortgage. After receipt of written notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of an event of default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord after the date of Mortgagee's notice to Tenant.

         8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the loan secured by the Mortgage, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not default the subordination herein made in whole or in part.

         9. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express or Airborne, and shall be deemed given when received or when delivery is refused. All notices shall be addressed as follows:

If to Mortgagee:           Red River Limited Partnership
                           c/o LaSalle Investment Management
                           100 East Pratt Street
                           Baltimore, Maryland 21202
                           Attn: Rinse A. Brink

With a copy to:            Chanse L. McLeod
                           Andrews & Kurth L.L.P.
                           600 Travis, Suite 4200
                           Houston, Texas 77002

If to Tenant:              BindView Development Corporation
                           5151 San Felipe, 22nd Floor
                           Houston, Texas 77056
                           Attn: Chief Financial Officer and General Counsel

with a copy to:            Alfred M. Meyerson
                           Thompson Knight Brown Parker & Leahy L.L.P.
                           1200 Smith Street, Suite 3600
                           Houston, Texas 77002

If to Landlord:            Sage Plaza One Ltd.
                           c/o Barnhart Interests, Inc.
                           2121 Sage, Suite 333
                           Houston, Texas 77056
                           Attn: Paul F. Barnhart, Jr.

with a copy to:            Stephen C. Jacobs
                           Locke Liddell & Sapp LLP
                           600 Travis, Suite 3200
                           Houston, Texas 77002

or to such other address as shall from time to time have been designated by written notice by such party to the other parties as herein provided.

         10. Tenant agrees to execute and deliver to Mortgagee promptly following Mortgagee's written demand therefor such further assurances and other documents, including a new lease upon the same terms and conditions as the Lease, confirming the foregoing as Mortgagee may reasonably request. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder by reason of any foreclosure proceeding by Mortgagee with respect to the Real Property.

         11. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Mortgagee, and shall supersede and control any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended and no provision herein shall be waived except in writing signed by the party against whom enforcement of any such modification or amendment is sought.

         12. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

                                   MORTGAGEE:

                                   RED RIVER LIMITED PARTNERSHIP

                                   By:                       its general partner
                                         --------------------

                                         By:
                                              ----------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                         Date:
                                              ----------------------------------



                                   TENANT:

                                   BINDVIEW DEVELOPMENT CORPORATION

                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   Date:
                                        ----------------------------------------



                                   LANDLORD:

                                   SAGE PLAZA ONE LTD.

                                   By:  Barnhart Interests, Inc.,
                                        Authorized Representative

                                        By:
                                            ------------------------------------
                                                   Paul F. Barnhart, Jr.

                                   Date:
                                         ----------------------------------

STATE OF
        ----------------------------


COUNTY OF
          --------------------------

         This instrument was acknowledged before me this _____ day of _____________, 2001, by ________________________________, ________________ of
______________________, a _______________, as the general partner of Red River
Limited Partnership, a Texas limited partnership, on behalf of said ___________ and said limited partnership.



                                     -------------------------------------------
                                     Notary Public in and for said State

                                     Printed Name of Notary:
                                                             -------------------

                                     My Commission Expires:
                                                            --------------------





STATE OF
         ---------------------------


COUNTY OF
          --------------------------

         This instrument was acknowledged before me this _____ day of _____________, 2001, by ________________________________, ________________ of
BindView Development Corporation, a Texas corporation, on behalf of said corporation.


                                     -------------------------------------------
                                     Notary Public in and for said State

                                     Printed Name of Notary:
                                                             -------------------

                                     My Commission Expires:
                                                            --------------------

THE STATE OF TEXAS


COUNTY OF HARRIS

         This instrument was acknowledged before me this _____ day of _____________, 2001, by Paul F. Barnhart, Jr., President of Barnhart Interests, Inc., authorized representative of Sage Plaza One Ltd., a Texas limited partnership, on behalf of said Barnhart Interests, Inc. and said limited partnership.


                                     -------------------------------------------
                                     Notary Public in and for said State


                                     Printed Name of Notary:
                                                             -------------------

                                     My Commission Expires:
                                                            --------------------